                                                                 EXHIBIT 99.1



                           ASSET PURCHASE AGREEMENT

                                  DATED AS OF

                               NOVEMBER 19, 1996

                                BY AND BETWEEN

                      AUDIO COMMUNICATIONS NETWORK, INC.

                                      AND

                         SUNCOM COMMUNICATIONS L.L.C.

                         TABLE OF CONTENTS

ARTICLE I..................................................    1

PURCHASE AND SALE..........................................    1
    Section 1.1  Purchase and Sale of Assets...............    1
    Section 1.2  Consideration.............................    4
    Section 1.3  Closing...................................    6
    Section 1.4  Instruments of Conveyance, Transfer,
                   Assumption, Etc.........................    6
    Section 1.5  Further Assurances........................    6

ARTICLE II.................................................    7

REPRESENTATIONS AND WARRANTIES OF BUYER....................    7
    Section 2.1  Organization and Qualification............    8
    Section 2.2  Capitalization............................    8
    Section 2.3  Subsidiaries..............................    8
    Section 2.4  Authority Relative to Agreements; No
                   Violations; Enforceability..............    9
    Section 2.5  Reports and Financial Statements..........   10
    Section 2.6  Absence of Certain Changes or Events......   10
    Section 2.7  Litigation................................   11
    Section 2.8  Takeover Provisions Inapplicable..........   11
    Section 2.9  Buyer Action..............................   11
    Section 2.10 Financial Advisor.........................   11
    Section 2.11 Compliance with Applicable Laws...........   12
    Section 2.12 Liabilities...............................   12
    Section 2.13 Taxes.....................................   12
    Section 2.14 Certain Agreements........................   12
    Section 2.15 Patents, Trademarks, Etc..................   13
    Section 2.16 Muzak(R) Franchises.......................   13
    Section 2.17 Employee Benefit Plans....................   14
    Section 2.18 ERISA.....................................   14
    Section 2.19 Title to Properties, Encumbrances.........   16
    Section 2.20 Equipment and Tangible Assets.............   16
    Section 2.21 Information Regarding the Business........   17
    Section 2.22 Relationships With Affiliates.............   17
    Section 2.23 Insurance.................................   18
    Section 2.24 Accounts Receivable.......................   18

ARTICLE III................................................   18

REPRESENTATIONS AND WARRANTIES OF SELLER...................   18
    Section 3.1  Organization and Qualification............   18
    Section 3.2  Subsidiaries..............................   19
    Section 3.3  Authority Relative to Agreements; No
                   Violation; Enforceability...............   19
    Section 3.4  Reports and Financial Statements..........   20
    Section 3.5  Absence of Certain Changes or Events......   21
    Section 3.6  Litigation................................   21
    Section 3.7  Muzak(R) Franchises.......................   21
    Section 3.8  Employee Benefit Plans....................   21
    Section 3.9  ERISA.....................................   22
    Section 3.10 Takeover Provisions Inapplicable..........   24
    Section 3.11 Seller Action.............................   24
    Section 3.12 No Brokers................................   24
    Section 3.13 Compliance with Applicable Laws...........   24
    Section 3.14 Liabilities...............................   24
    Section 3.15 Taxes.....................................   25
    Section 3.16 Certain Agreements........................   25
    Section 3.17 Patents, Trademarks, Etc..................   26
    Section 3.18 Title to Properties, Encumbrances.........   26
    Section 3.19 Equipment and Tangible Assets.............   26
    Section 3.20 Information Regarding the Business........   27
    Section 3.21 Accounts Receivable.......................   27
    Section 3.22 Relationships With Affiliates.............   27
    Section 3.23 Insurance.................................   28

ARTICLE IV.................................................   28

CONDUCT OF BUSINESS PENDING THE CLOSING....................   28
    Section 4.1 Conduct of Business Pending the Closing....   28

ARTICLE V..................................................   31

ADDITIONAL AGREEMENTS......................................   31
    Section 5.1 Access and Information.....................   31
    Section 5.2 Securities Law Filings.....................   31
    Section 5.3 Additional Agreements......................   31
    Section 5.4 Dividend Prohibition.......................   32
    Section 5.5 Investment Representation; Limitation on
                  Transfer of Common Stock.................   32

    Section 5.6  Board Representation.......................   32
    Section 5.7  Post-Closing Board Action..................   33
    Section 5.9  Consents...................................   34
    Section 5.10 Transfer Taxes and Fees....................   34
    Section 5.11 Tax Matters................................   34
    Section 5.12 Bulk Sales.................................   35

ARTICLE VI..................................................   35

CONDITIONS PRECEDENT........................................   35
    Section 6.1  Conditions to Each Party's Obligation to
                   Consummate This Purchase Agreement.......   35
    Section 6.2  Conditions to Obligation of Seller to
                   Consummate This Purchase Agreement.......   35
    Section 6.3  Conditions to Obligations of Buyer to
                   Consummate This Purchase Agreement.......   37

ARTICLE VII.................................................   38

TERMINATION, INDEMNITY, AMENDMENT AND WAIVER................   38
    Section 7.1  Termination................................   38
    Section 7.2  Effect of Termination......................   39
    Section 7.3  Buyer Indemnity............................   39
    Section 7.4  Seller Indemnity...........................   40
    Section 7.5  Notice.....................................   40
    Section 7.6  Indemnity Period; Limitation on Indemnity..   40
    Section 7.7  Waiver.....................................   41
    Section 7.8  Exclusivity................................   41
                 -----------

ARTICLE VIII................................................   41

GENERAL PROVISIONS..........................................   41
    Section 8.1  Notices....................................   41
    Section 8.2  Fees and Expenses..........................   42
    Section 8.3  Publicity..................................   42
    Section 8.4  Specific Performance.......................   42
    Section 8.5  Interpretation.............................   43
    Section 8.6  Miscellaneous..............................   43
    Section 8.7  Waiver; Amendments.........................   43
    Section 8.8  Waiver of Jury Trial.......................   43
    Section 8.9  Counterparts...............................   43

EXHIBITS

       Exhibit A  Assignment and Assumption Agreement
       Exhibit B  Bill of Sale
       Exhibit C  Employment Agreement
       Exhibit D  Irrevocable Proxy
       Exhibit E  Bylaws
       Exhibit F  Option Agreement
       Exhibit G Legal Opinion of Venable, Baetjer and Howard, L.L.P. Exhibit H Legal Opinion of Turnbull, Abner & Daniels
       Exhibit I  Legal Opinion of Baer Marks & Upham LLP

                           ASSET PURCHASE AGREEMENT


          THIS ASSET PURCHASE AGREEMENT (together with all Exhibits and Schedules hereto, the "Purchase Agreement"), dated as of November 19, 1996, by
                       ------------------
and between AUDIO COMMUNICATIONS NETWORK, INC., a Florida corporation ("Buyer")
                                                                        -----
and SUNCOM COMMUNICATIONS L.L.C., Delaware limited liability company ("Seller").
                                                                       ------

                                  WITNESSETH:

          WHEREAS, Seller is in the business of providing foreground and background subscription music service, and all other services and products relating thereto, including, without limitation, messaging on "hold," installation and service, all as presently conducted by Seller in Hillsborough, North Carolina, Charlotte, North Carolina and Phoenix, Arizona and involving the use and operation of the Sale Assets (as hereinafter defined) (the "Business").
                                                                    --------

          WHEREAS, Seller wishes to sell to Buyer and Buyer wishes to purchase from Seller the Business, all in accordance with the terms and subject to the conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I

                               PURCHASE AND SALE

          Section 1.1  Purchase and Sale of Assets.  (a) Subject to the terms
                       ---------------------------
and conditions of this Purchase Agreement, at the Closing as defined in Section
1.3 below, Seller shall sell, transfer, convey, assign and deliver to Buyer and Buyer shall purchase, acquire and accept from Seller, subject only to those liens, claims, charges, mortgages, security interest, pledge, encumbrances, equities and options as expressly provided in Section 3.18 of the Seller Disclosure Schedule (as hereinafter defined), any and all of Seller's rights, title and interest in and to all properties, privileges, rights, interests and claims, real and personal, tangible and intangible, of every type and description, including goodwill, owned or used by Seller in the operation of the Business, including without limitation (i) all Business Instruments (exclusive of (A) Governmental Authorizations that are not, under applicable laws and regulations, transferable by Seller to Buyer and (B) Contracts) and other general intangibles, including, but not limited to, all contract rights, claims and goodwill, if any, of Seller with respect to the Business; (ii) all Contracts and contract rights; (iii) all tangible personalty, inventory, furniture, fixtures, machinery, electronic devices, transmitting and receiving equipment, and other equipment and all motor vehicles and personal property owned and used by Seller in the Business including but not limited to the tangible personal property listed on Section 3.19 of a disclosure schedule delivered by Seller to Buyer prior to the date of this Purchase Agreement (the "Seller Disclosure Schedule"), (iv) all Customer lists and accounts receivable;
---------------------------
(v) all general intangibles, including without limitation all copyrights, copyrighted materials, trademarks, tradenames, service marks and other similar intangible rights and interests used or useful in connection with the operation of the Business, including the trademarks and tradenames identified on Section
3.17 of the Seller Disclosure Schedule and the goodwill associated therewith;
(vi) Seller's books and records (other than financial records), files and data relating to the operation of the Business; (vii) Seller's cash and cash equivalents on hand as of the Closing Date and all other cash in any of Seller's bank accounts (including, without limitation, any Customer deposits, prepayments or credit balances); (viii) any and all insurance policies (including split-dollar life and workman's compensation insurance), bonds, letters or credit, or other similar items and any credits, refunds, cash surrender value or proceeds of coverage in regard thereto; (ix) any and all claims, rights and interests in and to any refunds for federal, state or local franchise, income or other taxes or fees of any nature whatsoever for any period prior to the Closing Date; (x) any assets, rights or obligations with respect to any and all employee benefit plans or agreements covering any of the employees of Seller; (xi) all Seller's interests in real property, including, without limitation, Seller's leasehold interests described in Section 3.18 of the Seller Disclosure Schedule; and (xii) all Franchises (as hereinafter defined) (the "Sale Assets"); provided that the
                                              -----------    --------
Sale Assets shall not include, and Buyer shall not acquire, any of the Excluded Assets.

          (b) For purposes of this Purchase Agreement, the following terms shall have the following meanings:

          "Business Instruments" means all Contracts, Governmental
           --------------------
Authorizations and other rights and authorizations necessary to conduct the Business as presently conducted.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Contracts" means the contracts, agreements, leases and other
           ---------
instruments (together with any amendments thereto and modifications or renewals thereof) which pertain or relate to the Business to which Seller is a party or by which Seller or any of the Sale Assets may be bound, including without limitation, the Franchises, all FM subcarrier leases and music licensing agreements relating to the Business, and the lease by Suncom Management L.L.C. of its offices at 201 East 69th Street, New York, New York (the "New York Office
                                                                 ---------------
Lease") and all other items listed or otherwise referenced in Section 3.16 of
-----
the Seller Disclosure Schedule.

          "Customer" means each person receiving Service from the Business
           --------
for monetary consideration.

          "Employee Benefit Plan" means (i) any employee benefit plan within the
           ---------------------
meaning of Section 3(3) of ERISA, (ii) any other benefit plan, program, contract or arrangement of any kind whatsoever (whether for the benefit of present, former, retired or future employees, officers, directors or consultants, or for the benefit of any other person or persons) including, without limitation, arrangements providing for contributions, benefits or payments in the event of a change of ownership or control in whole or in part of any organization, or with respect to disability, relocation, child care, educational assistance, deferred compensation, pension, retirement, profit sharing, thrift, savings, stock ownership, stock bonus, restricted stock, health, dental, medical, life, hospitalization, stock purchase, stock option, incentive, bonus, sabbatical leave, vacation, severance or other contribution, benefit or payment of any kind, and (iii) any employment, consulting, service or other contract of any kind whatsoever.

          "ERISA" means the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Excluded Assets" means (i) the corporate charter, qualifications to
           ---------------
conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, corporate seals, minute books, member interest transfer books and other documents relating to the organization, maintenance and existence of Seller as a limited liability company and all books and records of Seller other than those related to the Business described generally in the definition of Sales Assets;
(ii) the assets of Seller listed on Section 1.11 of the Seller Disclosure Schedule; and (iii) an amount of cash equal to the Members' Tax Liabilities (as defined in Section 5.11).

          "FCC" means the United States Federal Communications Commission.
           ---

          "Franchises" means the license franchise and distributorship
           ----------
agreements between Seller and Muzak(R) listed on Section 3.7 of the Seller Disclosure Schedule, true and correct copies of which have heretofore provided to Buyer, which grant Seller the right to provide foreground and background subscription music services in certain geographic areas set forth therein.

          "GAAP" means generally accepted accounting principles consistently
           ----
applied.

          "Governmental Authority" means all national, state and local
           ----------------------
regulatory, administrative or other governmental agencies, commissions and authorities, including, without limitation, all municipalities and other political subdivisions and agencies thereof.

          "Governmental Authorizations" mean any and all licenses, ordinance,
           ---------------------------
permits, authorizations or other grants of any Governmental Authority issued to or owned or held by Seller in connection with the operation of the Business, including, without limitation, FCC microwave authorizations, subsidiary communications authorizations and business radio licenses.

          "Indebtedness" means any liability in respect of (A) borrowed money,
           ------------
(B) capitalized lease obligations, (C) the deferred purchase price of property or services (other than trade payables in the ordinary course of business) and
(D) guarantees of any of the foregoing incurred by any other person other than, in the case of Buyer, the Buyer or any of its subsidiaries (provided; that such debt guaranteed shall be considered "Indebtedness") and in the case of Seller, the Seller, except that Indebtedness shall not include short term credit facilities entered into in the ordinary course of business.

          "Person" or "person" means any corporation, general partnership,
           ------      ------
limited partnership, joint venture, association, individual or other entity.

          "Service" means the background and/or foreground subscription music
           -------
services, and related services, provided by the Business to other Persons for a fee.

          "Subsidiaries" means corporations or other entities more than 50% of
           ------------
whose outstanding voting securities or interests are directly or indirectly owned by Buyer or Seller, as the case may be.

          "Tax" or "Taxes" means any federal, state, local, foreign or other
           ---      -----
taxes (including, without limitation, income (net or gross), gross receipts, profits, alternative or add-on minimum, franchise, license, capital, capital stock, intangible, services, premium, transfer, sales, use, ad valorem, payroll, wage, severance, employment, occupation, property (real or personal), windfall profits, import, excise, custom and stamp taxes), withholdings or governmental charges of any kind whatsoever (including interest, penalties, additions to tax or additional amounts with respect to such items).

          Section 1.2  Consideration.
                       -------------

          (a) Subject to the terms and conditions of this Purchase Agreement, the purchase price for the Sale Assets (the "Purchase Price") shall be
                                             --------------
$23,750,000, to be paid as follows: (i) Buyer shall undertake, assume and agree to perform and otherwise pay, satisfy and discharge in accordance with their respective terms, and to indemnify and hold Seller harmless with respect to, the debts, liabilities and obligations of Seller specified in the Assignment and Assumption to be executed by Buyer and delivered to Seller at the Closing in the form of Exhibit A attached hereto (the "Assignment and Assumption Agreement"),
                                        -----------------------------------
and (ii) Buyer shall issue to Seller 2,100,000 shares of Buyer's common stock, par value $0.25 per share ("Common Stock") with respect to the balance of the
                            ------------
Purchase Price. The shares of Common Stock issuable in respect of the Purchase Price in accordance with this Purchase Agreement will be, when so issued, duly authorized, validly issued, fully paid and non-assessable and shall be delivered free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever, including any preemptive rights of any stockholder of Buyer, except for restrictions on transfer under federal and state securities laws.

          (b) Seller and Buyer shall use their best efforts to agree, not later than January 20, 1997, to an allocation of the Purchase Price among the Sale Assets. Such allocation will comply with the requirements of Section 1060 of the Code. Seller and Buyer represent, warrant and agree that such allocation will be determined through arm's length negotiations. Seller and Buyer each agrees that, to the extent permitted by applicable law, it will adopt and utilize the amounts allocated to each asset or class of assets for purposes of all federal, state and other income Tax returns or reports of any nature filed by it and that it will not voluntarily take any position inconsistent therewith upon examination of any such Tax returns or reports, in any claim for refund, in any litigation or otherwise with respect to such Tax returns or reports. Notwithstanding any other provisions of this Purchase Agreement, the foregoing agreement shall survive the Closing without limitation.

          (c) As soon as practicable after the Closing Date, Seller shall prepare the calculation of (i) Seller's total liabilities as of the Closing Date, including contingent liabilities but excluding any costs associated with the transactions contemplated by this Purchase Agreement (the "Seller
                                                               ------
Liabilities"), and (ii) Seller's current assets (consisting of cash, accounts
-----------
receivable, prepaid expenses and inventory) as of the Closing Date (the "Current
                                                                         -------
Assets"), determined in accordance with GAAP, and Seller shall cause the
------
delivery to Buyer within three days of the preparation thereof a copy of such calculations, together with (x) supporting information in reasonable detail and
(y) a review report issued by Seller's independent certified public accountants Breslow Starling Frost Warner & Boger PLLC specifying that they are not aware of any material modifications that should be made to such calculations in order for them to be calculated in accordance with GAAP and otherwise in accordance with this Purchase Agreement. Buyer and its representatives shall have the opportunity to review the calculations submitted by Seller for the period of seven days following the delivery of the foregoing calculations, supporting information and review report. The parties and their representatives shall attempt in good faith and using diligent efforts to resolve any disagreements with respect to such calculations during said period. If a resolution is not reached on or before fourteen days following the delivery of the foregoing calculations, supporting information and review report, such dispute shall be submitted to an independent nationally recognized accounting firm chosen by the American Arbitration Association (the "Arbitrator") for resolution, with
                                       ----------
instructions that such firm render a decision as promptly as possible and in any event within 30 days after the submission of such dispute to the Arbitrator.
The parties and their representatives shall fully cooperate with the Arbitrator to reach a resolution in accordance with the foregoing timetable. Each party shall bear its own costs and expenses with respect to any dispute, except that the parties shall share equally all costs and expenses of the Arbitrator. In the event that the Seller Liabilities less the Current Assets (the "Seller Net Liabilities") exceeds $18,750,000 (such excess amount is referred to herein as the "Overage"), Seller agrees to pay to Buyer by wire
                              -------
transfer to an account designated by Buyer an amount of cash (in U.S. dollars) equal to the Overage. Such payment, if any, shall be made promptly by Seller, but in any event within seven days following the decision of the Arbitrator.

         Section 1.3  Closing.  The closing of the transactions contemplated by
                      -------
this Agreement (the "Closing") shall take place at the offices of Venable,
                     -------
Baetjer and Howard, LLP, counsel to Buyer, at 1800 Mercantile Bank and Trust Building, Two Hopkins Plaza, Baltimore, Maryland 21201 (a) at 9:00 a.m. local time on January 30, 1997; provided, that each of the conditions set forth in
Article VI has been fulfilled or waived, or (b) at such other time and place as Buyer and Seller shall agree in writing.

         Section 1.4  Instruments of Conveyance, Transfer, Assumption, Etc.
                      -----------------------------------------------------
(a) Seller shall properly execute and deliver to Buyer at the Closing (i) the Bill of Sale in the form of Exhibit B hereto (the "Bill of Sale"), (ii)
                                                   ------------
assignments with respect to each of the Contracts and other agreements and rights to be assigned to Buyer hereunder (the "Assignments") and, where required
                                               -----------
for such assignment, the consent or waiver of any third party (the "Consents"),
                                                                    --------
in each case in form reasonably satisfactory to Buyer, and (iii) where applicable, certificates of title and such other documents and instruments as may be necessary to effect the sale and transfer of the Sale Assets hereunder.

         (b) Simultaneously with the Closing, Seller shall take all steps requisite to put Buyer in actual possession and operating control of the Sale Assets, including, without limitation, disclosure to such persons as Buyer may designate of Seller's trade secrets, formulae and other proprietary information pertaining to the Business and making photostatic copies of all books and records of Seller which relate to the Business.

         (c) At the Closing, Buyer shall properly execute and deliver to Seller the Assignment and Assumption Agreement.

         (d) The Bill of Sale, the Assignment and Assumption Agreement, the Option Agreement (as hereinafter defined), the Assignments and the Consents are hereinafter sometimes referred to as the "Transaction Agreements."
                                          ----------------------

         Section 1.5  Further Assurances.
                      ------------------

         (a) At the Closing and from time to time after the Closing, at the request of Buyer and without further consideration, Seller shall promptly execute and deliver to Buyer such certificates and other instruments of sale, conveyance, assignment and transfer, and take such other action, as may reasonably be requested by Buyer to more effectively sell, convey, assign and transfer to and vest in Buyer or to put Buyer in possession of the Sale Assets, all in form and substance satisfactory to Buyer's counsel.

          (b) To the extent that any consents, waivers or approvals necessary to convey items of Sale Assets to Buyer are not obtained prior to the Closing, Seller shall use its reasonable efforts to: (i) provide to Buyer, at the request of Buyer, the benefits of any such Sale Asset, and hold the same in trust for Buyer; (ii) cooperate in any reasonable and lawful arrangement, approved by Buyer, designed to provide such benefits to Buyer; and (iii) enforce and perform, at the request of Buyer, for the account of Buyer, any rights or obligations of Seller arising from any such Sale Asset against or in respect of any third person (including a Governmental Authority), including the right to elect to terminate any contract, arrangement or agreement in accordance with the terms thereof upon the advice of Buyer.

          (c) Seller and Buyer agree to file appropriate applications for assignment of Seller's FCC licenses to Buyer prior to the Closing Date. If the FCC has not granted such applications by the Closing Date, on the Closing Date Seller and Buyer shall enter into a transmission service agreement, on terms and conditions mutually satisfactory to both parties and pursuant to which Seller will continue as licensee and will provide service to Buyer in accordance with the FCC rules until the grant by the FCC of the applications for assignment.

          (d) Seller further agrees to maintain all files, books and records that are related to the Business but not part of the Sale Assets (and to provide Buyer access to and reasonable use of such files, books and records) until the sixth anniversary of the Closing (or for such longer period of time as Buyer shall advise Seller is necessary in order to have records available with respect to open years for tax audit purposes), or, if any of such files, books or records pertain to any claim or dispute pending at such tenth anniversary date which involves Buyer or for which Buyer has any responsibility under the provisions of this Purchase Agreement, Seller shall maintain any records designated by Buyer until such claim or dispute is finally resolved and the time for all appeals has been exhausted. Following the expiration of such retention period, Seller may dispose of such files, books and records at any time upon giving 60 days prior written notice to Buyer, unless Buyer agrees to take possession of such files, books and/or records within 30 days after receipt of such notice at no expense to Seller.


                                  ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer represents and warrants to Seller as follows:

          Section 2.1  Organization and Qualification.  Buyer is a corporation
                       ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Florida and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted. Buyer is duly qualified to do business, and is in good standing, in each jurisdiction in which the character of Buyer's properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect, individually or in the aggregate, on the business, properties, assets, condition (financial or otherwise), liabilities, operations or prospects of Buyer and its subsidiaries taken as a whole (a "Buyer Material Adverse Effect"). Complete and current
                     -----------------------------
copies as of the date hereof of the Articles of Incorporation and By-laws of Buyer have been delivered to Seller as part of a disclosure schedule delivered by Buyer to Seller prior to the date of this Purchase Agreement (the "Buyer
                                                                      -----
Disclosure Schedule").
-------------------

          Section 2.2  Capitalization.  The authorized capital stock of Buyer
                       --------------
consists of 8,000,000 shares of Common Stock. As of the date of this Purchase Agreement, 2,246,540 shares of Common Stock are validly issued and outstanding, fully paid, and non-assessable, and except for options to acquire 158,450 shares of Common Stock and, except as set forth in Section 2.2 of the Buyer Disclosure Schedule, there are no options, warrants, calls or other rights, agreements or commitments presently outstanding obligating Buyer to issue, deliver or sell shares of its capital stock or securities convertible into capital stock, or obligating Buyer to grant, extend or enter into any such option, warrant, call or other such right, agreement or commitment.

          Section 2.3  Subsidiaries.  The only subsidiaries of Buyer are Audio
                       ------------
Communications Network, Inc., a Maryland corporation, Audio Communications Network, Inc., a Missouri corporation, American Music Network, Inc., a California corporation, and Florida Sound Engineering Company, a Florida corporation, and Buyer has no direct or indirect equity ownership interest in any other corporation, partnership, joint venture or other entity. Each such subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power to carry on its business as it is now being conducted or currently proposed to be conducted. There is no jurisdiction in which the character of any such subsidiary's properties owned or held under lease or the nature of its activities makes qualification to do business as a foreign corporation necessary except where the failure to be so qualified will not have a Buyer Material Adverse Effect. All of the outstanding shares of capital stock or member interests of each such subsidiary are validly issued, fully paid and nonassessable and are owned by Buyer free and clear of any liens, claims or encumbrances. There are no existing options, warrants, calls or other rights, agreements or commitments of any character relating to the issued or unissued capital stock or other securities of any of the subsidiaries of Buyer.

          Section 2.4  Authority Relative to Agreements; No Violations;
                       ------------------------------------------------
Enforceability.
--------------

          (a) Buyer has the corporate power to enter into this Purchase Agreement and each of the Transaction Agreements and to carry out its obligations hereunder and thereunder. The execution and delivery of this Purchase Agreement and each of the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been authorized by Buyer's Board of Directors pursuant to the corporate law of the State of Florida. No action of Buyer's shareholders is required by statute or Buyer's

Articles of Incorporation or by-laws with respect to said transactions. No further corporate proceedings on the part of Buyer are necessary to authorize this Purchase Agreement or the transactions contemplated hereby. Except as set forth in Section 2.4 of the Buyer Disclosure Schedule and except in connection, or in compliance, with the Securities Act of 1933, as amended (the "Securities
                                                                    ----------
Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
---                                                          ------------
the securities or blue sky laws or regulations of various states, no filing or registration with, or authorization, consent or approval of, any public body or governmental authority or third party is necessary for the consummation by Buyer of transactions contemplated by this Purchase Agreement or any of the Transaction Agreements, other than filings, registrations, authorizations, consents or approvals which shall have been made or obtained prior to the Closing, or the failure of which to make or obtain would not have a Buyer Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

          (b) Except as set forth on Section 2.4 of the Buyer Disclosure Schedule, the execution and delivery of this Purchase Agreement and each of the Transaction Agreements by Buyer and the consummation by Buyer of the transactions contemplated hereby and thereby do not and will not violate any provision of, or result in the breach of, or accelerate or permit the acceleration of the performance required by the terms of any applicable law, rule or regulation of any Governmental Entity (as hereinafter defined), the Articles of Incorporation or By-Laws of Buyer, or the equivalent corporate documents of any of Buyer's subsidiaries, or any material lease, contract, agreement, indenture, instrument or commitment to which Buyer or any of Buyer's subsidiaries is a party or by which Buyer or any of Buyer's subsidiaries or their property is bound, or of any order, judgment or decree applicable to it or them, or terminate or result in the termination of any such lease, contract, agreement, indenture, instrument or commitment, or result in the creation of any material lien, charge or encumbrance upon any of the properties or assets of Buyer or any of Buyer's subsidiaries under any material agreement to which any of them is a party, nor will any of the foregoing occur as a result of the consummation of the Stock Purchase Agreement of even date herewith (the "Stock
                                                                         -----
Purchase Agreement") between A.J. Schell and Seller.
------------------

          (c) This Purchase Agreement has been and the Transaction Agreements to which Buyer is a party will be duly executed and delivered by Buyer, and (assuming due execution and delivery by the other party or parties thereto) this Purchase Agreement constitutes and the Transaction Agreements to which Buyer is a party will constitute a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally or by general equitable principles

          Section 2.5  Reports and Financial Statements.  Buyer has previously
                       --------------------------------
furnished Seller with true and complete copies of its (i) Annual Reports on Form 10-KSB for the fiscal years ended December 31, 1994 and 1995, as filed with the Securities and Exchange Commission (the "Commission"), (ii) Quarterly Reports on
                                         ----------
Form 10-QSB for the
quarter ended March 31, 1996 and for the quarter and six months ended June 30, 1996, as filed with the Commission, (iii) proxy statements related to the 1996 annual meeting of its shareholders, and (iv) all other reports or registration statements filed by Buyer with the Commission since December 31, 1994 (and, in the case of such reports filed by Buyer following the date of this Purchase Agreement and prior to the Closing, Buyer will furnish Seller with true and complete copies of the same)(the documents referred to in clauses (i) through
(iv) being referred to herein collectively as the "Buyer SEC Reports").  As of
                                                   -----------------
their respective dates, the Buyer SEC Reports complied, or will comply, as the case may be, in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the published rules and regulations of the Commission thereunder applicable to such Buyer SEC Reports except as set forth in Section 2.5 of the Buyer Disclosure Schedule). Except as disclosed in Section 2.5 of the Buyer Disclosure Schedule, the balance sheets, statements of operations, statements of stockholders' equity and statements of cash flows included in the Buyer SEC Reports as of their respective dates: have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto); present fairly, in all material respects, the financial position of Buyer and its subsidiaries as at the dates thereof and the results of their operations and cash flow for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein and the fact that the notes have been condensed or omitted as permitted by the applicable rules and regulations of the Commission. As of their respective dates the Buyer SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements which are a part of the Buyer SEC Reports are in all material respects in accordance with the books of account and records of Buyer.

          Section 2.6  Absence of Certain Changes or Events. Except as disclosed
                       ------------------------------------
in the Buyer SEC Reports, since June 30, 1996, there has not been: (i) any transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business) individually or in the aggregate which has resulted in, or which gives rise to a reasonable expectation by Buyer of, a Buyer Material Adverse Effect; (ii) any damage, destruction or loss, whether or not covered by insurance, which has resulted in, or which gives rise to a reasonable expectation by Buyer of, a Buyer Material Adverse Effect; or (iii) any entry into any commitment or transaction material to Buyer and its subsidiaries taken as a whole (including, without limitation, any borrowing or sale of assets) except in the ordinary course of business consistent with past practice.

          Section 2.7  Litigation.  Except as disclosed in the Buyer SEC Reports
                       ----------
or as disclosed in Section 2.7 of the Buyer Disclosure Schedule, there is no suit, action or proceeding pending or, to the knowledge of Buyer and its subsidiaries, threatened, against Buyer or any of its subsidiaries or involving any of their respective properties or assets, which, if determined adversely to Buyer or any subsidiary of Buyer, would be likely to have a Buyer Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Buyer or any of its subsidiaries which Buyer expects will have a Buyer Material Adverse Effect, nor are there any facts or circumstances which give rise to a reasonable expectation by Buyer that such a suit, action or proceeding or investigation will be commenced.

          Section 2.8  Takeover Provisions Inapplicable.  No provision of any
                       --------------------------------
Florida takeover law, including Sections 607.0901 and 607.0902 of the Florida Business Corporation Act, prohibits or restricts the consummation of this Purchase Agreement, any of the Transaction Agreements or the Stock Purchase Agreement.

          Section 2.9  Buyer Action.  The Board of Directors of Buyer (at a
                       ------------
meeting duly called and held) has by the requisite vote (a) approved this Purchase Agreement and each of the Transaction Agreements by a majority of the disinterested directors, and (b) taken any necessary steps to render the provisions of Sections 607.0901 and 607.0902 of the Florida Business Corporation Act inapplicable to the acquisition of Buyer Common Stock by Seller contemplated hereby and by the Stock Purchase Agreement and to the voting rights of such shares.

          Section 2.10  Financial Advisor.  Buyer represents and warrants that
                        -----------------
(i) except for Key Trust Company of Ohio, N.A., no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Purchase Agreement based upon arrangements made by or on behalf of Buyer or actions taken by Buyer, and
(ii) the amount payable to Key Trust Company of Ohio, N.A. as contemplated by this Section 2.10 will not exceed $15,000 in fees plus expenses, which fees and expenses are solely Buyer's obligations and will be paid in full at or prior to Closing.

          Section 2.11  Compliance with Applicable Laws.  Except as disclosed in
                        -------------------------------
Section 2.11 of the Buyer Disclosure Schedule, Buyer and its subsidiaries are in compliance with all applicable laws, regulations and ordinances, except where the failure to comply would not have a Buyer Material Adverse Effect, and hold all required permits, licenses, variances, exemptions, orders and approvals of all Governmental Authorities. No investigation or review by any Governmental Authority, with respect to Buyer or any of its subsidiaries is pending, or, to the knowledge of Buyer and its subsidiaries, threatened, nor has any Governmental Authority indicated an intention to conduct the same, other than those the outcome of which would not have a Buyer Material Adverse Effect, and there are no circumstances known to Buyer and its subsidiaries which give rise to an expectation by Buyer of any such investigation or review. Except as set forth in Section 2.11 of the Buyer Disclosure Schedule, there are no Governmental Authorizations necessary for Buyer to conduct its business as presently conducted, except for those the absence of which would not have a Buyer Material Adverse Effect.

          Section 2.12  Liabilities.  Neither Buyer nor any of its subsidiaries
                        -----------
has any material liabilities or obligations (absolute, accrued, contingent or otherwise) which are not disclosed or provided for in the most recent Buyer SEC Reports through June 30, 1996, except for liabilities or obligations (absolute, accrued, contingent or otherwise) incurred since June 30, 1996 in the ordinary course of business, or under or in connection with this Purchase Agreement.

          Section 2.13  Taxes.  Each of Buyer and its subsidiaries has filed all
                        -----
Tax returns required to be filed by any of them and has paid (or Buyer has paid on its behalf) or has set up an adequate reserve for the payment of, all Taxes required to be paid in respect of the periods covered by such returns (except where the failure to pay would not have a Buyer Material Adverse Effect). The information contained in such Tax returns is true, complete and accurate in all material respects except where the failure to be so would not have a Buyer Material Adverse Effect. Neither Buyer nor any subsidiary of Buyer is delinquent in the payment of any Tax, assessment or governmental charge except where such delinquency would not have a Buyer Material Adverse Effect. No deficiencies for any Taxes have been proposed, asserted or assessed against Buyer or any of its subsidiaries that have not been finally settled or paid in full which would have a Buyer Material Adverse Effect, and no requests for waivers of the time to assess any such Tax are pending.

        Section 2.14   Certain Agreements.
                       ------------------

          (a) Except as disclosed in the Buyer SEC Reports filed prior to the date of this Purchase Agreement and in Section 2.14(a) of the Buyer Disclosure Schedule, neither Buyer nor any of its subsidiaries is a party to any oral or written agreement, contract, indenture or other instrument relating to Indebtedness of Buyer or any of its subsidiaries or involving consideration payable by or to be provided by Buyer or any of its subsidiaries in an amount exceeding $25,000 per annum.

          (b) Except for (x) customer cancellations in the ordinary course of business and (y) those customer contracts past due as described on Schedule 2.14(b) of the Buyer Disclosure Schedule, neither Buyer, nor any subsidiary, nor any other party to any material contract, has given notice of termination, or is now in violation or breach thereof in any material respect; and except as set forth on said schedule, each contract is in full force and effect and is the legal, valid and binding obligation of Buyer, or its subsidiary, as the case may be, and of the other party or parties thereto.

          (c) Section 2.14 of the Buyer Disclosure Schedule designates which contracts require the consent of the other parties thereto for the consummation of the transactions contemplated by this Purchase Agreement.

True and correct copies of all contracts identified on Section 2.14 of the Buyer Disclosure Schedule have been delivered to Seller. Buyer has made available to Seller true and complete copies of all contracts, agreements and understandings relating to those clients, the loss of any one of which or in the aggregate of which would constitute a Buyer Material Adverse Effect.

          Section 2.15  Patents, Trademarks, Etc.  Buyer or one of its
                        ------------------------
subsidiaries has the right to carry, transmit, or otherwise furnish to customers all works or programming heretofore carried, transmitted or furnished in connection with the operation of the business of Buyer and its subsidiaries. Buyer or one of its subsidiaries owns or has the right to use all trademarks, tradenames, service marks, logos, software and other intellectual property owned or used by such entity in connection with the operation of the business of Buyer and its subsidiaries. All such trademarks, tradenames, service marks and logos are identified or described on Section 2.15 of the Buyer Disclosure Schedule. Neither Buyer nor any of its subsidiaries has received within the last three years any notice of infringement of any patent, trademark, tradename, service mark or copyright or any written instrument which challenges or questions the right of Buyer or its subsidiaries to carry, transmit or furnish any programming or works to customers or to utilize any other intellectual property in connection with the operation of the business of Buyer and its subsidiaries. Buyer or one of its subsidiaries has all patents, trademarks, trade names, service marks, trade secrets, copyrights and licenses and other proprietary intellectual property rights and licenses as are necessary in connection with the business of Buyer and its subsidiaries, the lack of which would have a Buyer Material Adverse Effect, and neither Buyer nor any of its subsidiaries has any knowledge of any conflict with the rights of Buyer or any subsidiary therein or any knowledge of any conflict by it with the rights of others therein which, insofar as reasonably can be foreseen, could have a Buyer Material Adverse Effect.

          Section 2.16  Muzak(R) Franchises.  The sole business of Buyer and its
                        -------------------
subsidiaries is the ownership and operation of exclusive Muzak(R) franchises in Baltimore, Maryland, the Delmarva Peninsula, Kansas City, Missouri, St. Louis, Missouri, Fresno, California and Jacksonville, Florida pursuant to written franchise or distributorship agreements all of which are listed in Section 2.16 of the Buyer Disclosure Schedule. Buyer and its subsidiaries operate their respective businesses under valid and effective agreements with Muzak(R). True and complete copies of all such agreements have been furnished to Seller, all of which are listed on Section 2.16 of the Buyer Disclosure Schedule.

          Section 2.17  Employee Benefit Plans.  Except as disclosed in Section
                        ----------------------
2.17 of the Buyer Disclosure Schedule: (i) Buyer and any other company or entity which together with the Buyer constitutes a member of Buyer's "controlled group" or "affiliated service group" (within the meaning of Sections 4001 (a)(14) and/or (b) of ERISA and/or Sections 414(b), (c), (m) or (o) of the Code (such group or groups hereinafter referred to individually and collectively as the "Buyer Group")), do not sponsor or maintain and are not required to contribute to and have not during the preceding five (5) years sponsored, maintained, adopted or contributed to an Employee Benefit Plan; (ii) neither Buyer nor any member of the Buyer Group is or has at any time been obligated to contribute to any Employee Benefit Plan subject to Title IV of ERISA; (iii) neither Buyer nor any member of the Buyer Group has completely or partially "withdrawn" within the meaning of Section 4201 of ERISA from any "multiemployer plan" within the meaning of Section 3(37) of ERISA; and (iv) neither Buyer nor any member of the Buyer Group has at any time engaged in any transaction described in Section 4069 of ERISA. Since January 1, 1992, there have been no disputes or grievances (whether arising before or after such date) subject to any grievance procedure, unfair labor practice proceedings, arbitration or litigation under any Employee Benefit Plan or otherwise, which have not been finally resolved, settled or otherwise disposed of, nor is there any default, or any condition which, with notice or lapse of time or both, would constitute such a default, under any such plans, by Buyer or, to the best knowledge of Buyer, any other party thereto, which failure to resolve, settle or otherwise dispose of or default, alone or in the aggregate, would have a Buyer Material Adverse Effect. Since January 1, 1992, there have been no strikes, lockouts or work stoppages or slowdowns, or to the best knowledge of Buyer, jurisdictional disputes or organizing activity occurring or threatened with respect to the business or operations of Buyer which have had or would have a Buyer Material Adverse Effect.

          Section 2.18  ERISA. (a) Except as disclosed in Section 2.18 of the
                        -----
Buyer Disclosure Schedule: (i) there have been no non-exempt "prohibited transactions" within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any Employee Benefit Plan currently or formerly maintained by Buyer or any member of the Buyer Group; (ii) no liability has been or is expected to be incurred by Buyer or any member of the Buyer Group under Title IV of ERISA with respect to any Employee Benefit Plan currently or formerly maintained by any of them; (iii) any and all amounts which Buyer or any member of the Buyer Group are required to pay as contributions or otherwise to, or with respect to any Employee Benefit Plan have been timely made; (iv) no Employee Benefit Plan currently or formerly maintained by Buyer or any member of the Buyer Group has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, and neither Buyer nor any member of the Buyer Group has provided, or is required to provide, security to any Employee Benefit Plan which is subject to Title IV of ERISA or otherwise; (v) the current value of all "benefit liabilities" within the meaning of Section 4001(a)(16) of ERISA under each Employee Benefit Plan currently or formerly maintained by Buyer or any member of the Buyer Group which is subject to Title IV of ERISA or otherwise, does not exceed the current value of the assets of such plan allocable to such benefit liabilities; (vi) each Employee Benefit Plan currently or formerly maintained by Buyer or any member of the Buyer Group has been operated and administered in all material respects in accordance with all applicable laws; (vii) each Employee Benefit Plan currently or formerly maintained by Buyer or any member of the Buyer Group which is or was intended to be "qualified" within the meaning of Sections 401(a) and 501(a) of the Code has been determined by the IRS to be so qualified and, to the best knowledge of Buyer, nothing has occurred since the date of the most recent determination letter that would adversely affect the qualified status of each such Employee Benefit Plan; (viii) there are no pending, threatened or anticipated claims (other than applications for benefits in the normal course) disputes or grievances involving any Employee Benefit Plan currently or formerly maintained by Buyer or any member of the Buyer Group; (ix) neither the Buyer, the Buyer Group, nor any member of the Buyer Group incurred or expects to incur any withdrawal liability with respect to a multiemployer plan under Subtitle E of Title IV of ERISA; (x) no notice of a "reportable event" within the meaning of Section 4043 of ERISA has been required to be filed with respect to any Employee Benefit Plan currently or formerly maintained by Buyer or any member of the Buyer Group; (xi) neither the Buyer nor any member of the Buyer Group is a party to, or participates in, or has any liability or contingent liability with respect to any multiemployer plan; (xii) neither the execution and delivery of this Purchase Agreement nor the consummation of the transactions contemplated hereby will accelerate benefits or any payments under any Employee Benefit Plan currently or formerly maintained by Buyer or any member of the Buyer Group; (xiii) neither the Buyer nor any member of the Buyer Group has any commitment to create any additional Employee Benefit Plan, or to amend any Employee Benefit Plan currently maintained by Buyer or any member of the Buyer Group so as to increase benefits thereunder; and (xiv) neither the Buyer nor any member of the Buyer Group has any obligation, and has not made any representations, in connection with any medical, death or other welfare benefits for its employees after they retire or otherwise separate from service, except to the extent required under the group health plan continuation requirements of Section 601 of ERISA or under any applicable state law.

          (b) A true and correct copy of each of the Employee Benefit Plans listed in Section 2.17 of the Buyer Disclosure Schedule (and all amendments thereto, whether currently effective or to become effective at a later date) and all contracts relating thereto, or to the funding thereof (including, without limitation, all trust agreements, insurance contracts, investment management agreements, subscription and participation agreements, administration and record keeping agreements) has been provided to Seller. All Employee Benefit Plans currently or formerly maintained by Buyer or any member of the Buyer Group have at all times been maintained in all material respects in accordance with their terms. Except as disclosed in Section 2.18 of the Buyer Disclosure Schedule, each Employee Benefit Plan currently maintained by Buyer or any member of the Buyer Group can be unilaterally terminated without penalty by Buyer on no more than sixty (60) days' notice. In addition, Buyer is not subject to any legal obligation to continue any Employee Benefit Plan currently maintained by Buyer or any member of the Buyer Group either before or after the Closing, and any such plan, in any manner and without consent of any employee or beneficiary, may be amended or terminated. In the case of any Employee Benefit Plan listed in
Section 2.17 of the Buyer Disclosure Schedule which is not in written form, an accurate description of such plan has been provided to Seller. A true and correct copy of the most recent annual report, actuarial report, summary plan description, and IRS determination letter and/or ruling with respect to each Employee Benefit Plan listed in Section 2.17 of the Buyer Disclosure Schedule, and a current schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradable) held with respect to any funded Employee Benefit Plan listed in Section 2.17 of the Buyer Disclosure Schedule has been provided to Seller, and there have been no material changes in the financial condition in the respective Employee Benefit Plans (or other information provided hereunder) from that stated in such annual report, actuarial reports and schedule of assets.

      Section 2.19  Title to Properties, Encumbrances.
                    ---------------------------------

          (a) Each of Buyer and its subsidiaries has sole, good and valid title to the assets owned by it free and clear of any and all liens, claims, charges, security interests and other similar encumbrances except (i) matters specified in Section 2.19 of the Buyer Disclosure Schedule; (ii) materialmen's, mechanics', carriers', workmen's, warehousemen's, repairmen's or other like liens arising in the ordinary course of business, none of which has or can be reasonably expected to have a Buyer Material Adverse Effect; and (iii) liens for current taxes, utilities and other governmental charges not yet due. Section
2.19 of the Buyer Disclosure Schedule sets forth a description of each item of real property in which Buyer (or one of its subsidiaries, as the case may be) has a fee interest or a leasehold interest.

          (b) The assets employed by Buyer and its subsidiaries constitute all of the assets, tangible and intangible, to which Buyer (or one of its subsidiaries, as the case may be) has any rights which are necessary or desirable to operate the business of Buyer and its subsidiaries as currently conducted.

      Section 2.20  Equipment and Tangible Assets.  All equipment and other
                    -----------------------------
tangible assets employed by Buyer (or one of its subsidiaries, as the case may be) have been maintained in all material respects in accordance with the past practices of Buyer (or such subsidiary) and consistent with generally accepted industry practices and are usable in Buyer's business. The assets owned or used by Buyer and its subsidiaries constitute all of the material assets necessary to conduct the business of Buyer and its subsidiaries as currently conducted.

      Section 2.21  Information Regarding the Business.
                    ----------------------------------

          (a) Section 2.21 of the Buyer Disclosure Schedule sets forth a complete and accurate list of all geographic areas served by the business of Buyer and its subsidiaries. To the knowledge of Buyer and its subsidiaries, Muzak(R) has not authorized any other Person to provide any background or foreground music subscription service within any of the geographic areas described on Section 2.21 of the Buyer Disclosure Schedule. Except for normal customer cancellations in the ordinary course of business, as of the date hereof neither Buyer nor any of its subsidiaries has any knowledge that any customer or supplier will cease to do business with Buyer (or such subsidiary) after the Closing in substantially the same manner as such business was previously conducted solely as a result of the sale of the Sale Assets to Buyer.

          (b) Buyer and its subsidiaries provide foreground and background subscription music services and conducts its business by dbs or tape and by radio frequency, satellite or subcarrier agreement.

      Section 2.22  Relationships With Affiliates.  No stockholder, officer,
                    -----------------------------
director, manager or affiliate of Buyer owns or has owned an equity or any other financial or profit interest in any Person which (a) has business dealings or a financial interest in any transaction with Buyer or any of Buyer's subsidiaries with respect to the business of Buyer and its subsidiaries other than (i) business dealings or transactions which are conducted in the ordinary course of business at prevailing market prices and on prevailing market terms and (ii) those which are set forth on Section 2.22 of the Buyer Disclosure Schedule, or
(b) is in competition with Buyer or any of Buyer's subsidiaries with respect to any services of Buyer or any of Buyer's subsidiaries in any community presently served by the business of Buyer and its subsidiaries. To the knowledge of Buyer and its subsidiaries, no stockholder, officer, director, employee or affiliate of Buyer has any claim against Buyer or any of Buyer's subsidiaries with respect to the business of Buyer and its subsidiaries, other than (i) claims by employees occurring in the ordinary course of business and (ii) those set forth in Section 2.22 of the Buyer Disclosure Schedule. Except as set forth on Section
2.22 of the Buyer Disclosure Schedule, neither Buyer nor any of its subsidiaries has, within the past twelve months, made any sale, transfer or conveyance of any kind of inventory or other assets (other than cash) related to the business of Buyer and its subsidiaries to any officer, director, employee or affiliates of Buyer or Buyer's subsidiaries other than those for which such entity has received fair value.

      Section 2.23  Insurance.
                    ---------

          (a) Neither Buyer nor any of its subsidiaries has been refused any insurance with respect to the assets or operations of the business of Buyer and its subsidiaries, nor has any such coverage been limited, by any insurance carrier to which such entity has applied for any such insurance or with which such entity has carried insurance during the last five years.

          (b) All premiums with respect to the insurance policies currently in effect with respect to the assets or operations of the business of Buyer and its subsidiaries covering all periods up to and including the date of the Closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are valid, outstanding and enforceable policies and will not in any way be affected by, or terminated or lapse by reason of, the transactions contemplated by this Purchase Agreement.

      Section 2.24  Accounts Receivable.  All of the accounts receivable
                    -------------------
that have been recorded on the balance sheets contained in the Buyer SEC Reports are, and all accounts receivable recorded on Buyer's books as of the Closing Date will be, bona fide and attributable to transactions in the ordinary course
              ---- ----
of the business of Buyer and its subsidiaries.  Section 2.25 of the Buyer

Disclosure Schedule sets forth all customers with locations outside the territory covered by its franchises which locations also obtain service from Buyer (or one of its subsidiaries), which list identifies each such outside location.


                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to Buyer as follows:

      Section 3.1  Organization and Qualification.  Seller is a limited
                   ------------------------------
liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted or currently proposed to be conducted. Seller is duly qualified to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect, individually or in the aggregate, on the business, properties, assets, condition (financial or otherwise) liabilities, operations or prospects of Seller (a "Seller Material
                                                              ---------------
Adverse Effect").  Complete and correct copies as of the date hereof of the
--------------
Certificate of Formation and the Amended and Restated Limited Liability Company Agreement of Seller dated as of September 14, 1995 (the "Seller LLC Agreement")
                                                         --------------------
have been delivered to Buyer as part of the Seller Disclosure Schedule.

      Section 3.2  Subsidiaries.  Seller has no subsidiaries, and Seller has
                   ------------
no direct or indirect equity ownership interest in any other corporation, partnership, joint venture or other entity.

      Section 3.3  Authority Relative to Agreements; No Violations;
                   ------------------------------------------------
Enforceability.
--------------

          (a) Seller has the power to enter into this Purchase Agreement and each of the Transaction Agreements and to carry out its obligations hereunder and thereunder. The execution and delivery of this Purchase Agreement and each of the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized pursuant to the Seller LLC Agreement and the Delaware Limited Liability Company Act (the "DLLCA"). No
                                                                   -----
further proceedings on the part of Seller are necessary to authorize this Purchase Agreement and the transactions contemplated hereby. Except as set forth in Section 3.3 of the Seller Disclosure Schedule and except in connection, or in compliance, with the Securities Act, the Exchange Act, and the securities or blue sky laws or regulations of various states, no filing or registration with or authorization, consent or approval of, any public body or governmental authority or third party is necessary for the consummation by Seller of the transactions contemplated by this Purchase Agreement or any of the Transaction Agreements, other than filings, registrations, authorizations, consents or approvals, which shall have been made or obtained prior to the Closing, or the failure of which to make or obtain would not have a Seller Material Adverse Effect or prevent the transactions contemplated hereby.

          (b) Except as set forth in Section 3.3 of the Seller Disclosure Schedule, the execution and delivery of this Purchase Agreement and each of the Transaction Agreements by Seller and the consummation by Seller of the transactions contemplated hereby and thereby do not and will not violate any provision of, or result in the breach of, or accelerate or permit the acceleration of the performance required by the terms of, any applicable law, rule or regulation of any Governmental Entity, the Certificate of Formation of Seller or the Seller LLC Agreement, or any material lease, contract, agreement, indenture, instrument or commitment to which Seller is a party or by which it or its property is bound, or of any order, judgment or decree applicable to Seller or its property, or terminate or result in the termination of any such lease, contract, agreement, indenture, instrument or commitment, or result in the creation of any material lien, charge or encumbrance upon any of the properties or assets of Seller under any material agreement to which Seller is a party, nor will any of the foregoing occur as a result of the consummation of the Stock Purchase Agreement.

          (c) This Purchase Agreement has been and each of the Transaction Agreements to which Seller is a party will be duly executed and delivered by Seller, and (assuming due execution and delivery by the other party or parties thereto) this Purchase Agreement constitutes and each of the Transaction Agreements to which Seller is a party will constitute a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally or by general equitable principles.

      Section 3.4  Reports and Financial Statements.  Seller has previously
                   --------------------------------
furnished Buyer with true and complete copies of (i) the balance sheet at December 31, 1995, and statements of operations, changes in members' capital and statements of cash flows of Seller for the period from July 6, 1995 (date of formation) to December 31, 1995 (the "Seller Annual Financial Statements") and
                                      ----------------------------------
(ii) the balance sheets as at March 31, 1996 and June 30, 1996 and statements of operations of Seller for the three and six month periods then ended (the

"Seller Interim Financial  Statements").  (The aforesaid financial statements
-------------------------------------
are referred to collectively herein as the "Seller Financial Statements").  The
                                            ---------------------------
Seller Annual Financial Statements have been audited by Deloitte & Touche, LLP, independent public accountants, and are accompanied by the unqualified reports of such accountants. All of the Seller Financial Statements comply, and the interim financial statements delivered between the date of this Purchase Agreement and the Closing (the "Seller Subsequent Financial Statements") will
                                --------------------------------------
comply, in form and substance, with applicable accounting requirements and with the published rules and regulations, including Regulation S-X, promulgated by the Commission with respect to financial statements required by the Securities Act and the Exchange Act and are or will be in suitable form for filing with the

Commission (i) to satisfy the requirements of Form 8-K applicable to Buyer with respect to financial statements of acquired businesses and (ii) to satisfy the requirements of registration statements under the Securities Act applicable to Buyer with respect to financial statements of acquired businesses. Seller will provide Buyer with any additional financial statements necessary to satisfy the foregoing requirements within the time frames established by the rules of the Commission. As of their respective dates, the Seller Financial Statements did not and the Seller Subsequent Financial Statements will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in Seller Financial Statements: have been, and the financial statements included in the Seller Subsequent Financial Statements will be, prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto); present fairly, in all material respects, the financial position of Seller as at the dates thereof and the results of its operations and cash flow for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein and the fact that the notes have been condensed or omitted as permitted by the applicable rules and regulations of the Commission thereunder; and are in all material respects, in accordance with the books of account and records of Seller.

          Section 3.5  Absence of Certain Changes or Events.  Since the date of
                       ------------------------------------
the most recent balance sheet included in the Seller Financial Statements, there has not been (i) any transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business) individually or in the aggregate which has resulted in, or which gives rise to a reasonable expectation by Seller of, a Seller Material Adverse Effect; (ii) any damage, destruction or loss, whether or not covered by insurance, which has resulted in, or which gives rise to a reasonable expectation by Seller of, a Seller Material Adverse Effect; or (iii) any entry into any commitment or transaction material to Seller (including, without limitation, any borrowing or sale of assets) except in the ordinary course of business consistent with past practice.

          Section 3.6  Litigation.  There is no suit, action or proceeding
                       ----------
pending or, to the knowledge of Seller, threatened, against Seller, or involving any of its properties, which, if determined adversely to Seller, would be likely to have a Seller Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Buyer or any of its subsidiaries which Buyer expects will have a Buyer Material Adverse Effect, nor are there any facts or circumstances which give rise to a reasonable expectation by Seller that such suit, action or proceeding or investigation will be commenced.

          Section 3.7  Muzak(R) Franchises.  The sole business of Seller is the
                       -------------------
ownership and operation of the Franchises in Hillsborough, North Carolina, Charlotte, North Carolina and Phoenix, Arizona. Seller operates its business under valid and effective agreements with Muzak(R), all of which are listed on
Section 3.7 of the Seller Disclosure Schedule. True and complete copies of all such agreements have been furnished to Buyer.

          Section 3.8  Employee Benefit Plans.  Except as disclosed in Section
                       ----------------------
3.8 of the Seller Disclosure Schedule: (i) Seller and any other company or entity which together with the Seller constitutes a member of Seller's "controlled group" or "affiliated service group" (within the meaning of Sections 4001 (a)(14) and/or (b) of ERISA and/or Sections 414(b), (c), (m) or (o) of the Code (such group or groups hereinafter referred to individually and collectively as the "Seller Group")), do not sponsor or maintain and are not required to contribute to and have not during the preceding five (5) years sponsored, maintained, adopted or contributed to an Employee Benefit Plan; (ii) neither Seller nor any member of the Seller Group is or has at any time been obligated to contribute to any Employee Benefit Plan subject to Title IV of ERISA; (iii) neither Seller nor any member of the Seller Group has completely or partially "withdrawn" within the meaning of Section 4201 of ERISA from any "multiemployer plan" within the meaning of Section 3(37) of ERISA; and (iv) neither Seller nor any member of the Seller Group has at any time engaged in any transaction described in Section 4069 of ERISA. Since January 1, 1992, there have been no disputes or grievances (whether arising before or after such date) subject to any grievance procedure, unfair labor practice proceedings, arbitration or litigation under any Employee Benefit Plan or otherwise, which have not been finally resolved, settled or otherwise disposed of, nor is there any default, or any condition which, with notice or lapse of time or both, would constitute such a default, under any such plans, by Seller or, to the best knowledge of Seller, any other party thereto, which failure to resolve, settle or otherwise dispose of or default, alone or in the aggregate, would have a Seller Material Adverse Effect. Since January 1, 1992, there have been no strikes, lockouts or work stoppages or slowdowns, or to the best knowledge of Seller, jurisdictional disputes or organizing activity occurring or threatened with respect to the business or operations of Seller which have had or would have a Seller Material Adverse Effect.

          Section 3.9  ERISA.
                       -----

          (a) Except as disclosed in Section 3.9 of the Seller Disclosure
Schedule: (i) there have been no non-exempt "prohibited transactions" within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any Employee Benefit Plan currently or formerly maintained by Seller or any member of the Seller Group; (ii) no liability has been or is expected to be incurred by Seller or any member of the Seller Group under Title IV of ERISA with respect to any Employee Benefit Plan currently or formerly maintained by any of them; (iii) any and all amounts which Seller or any member of the Seller Group are required to pay as contributions or otherwise to, or with respect to any Employee Benefit Plan have been timely made; (iv) no Employee Benefit Plan currently or formerly maintained by Seller or any member of the Seller Group has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, and neither Seller nor any member of the Seller Group has provided, or is required to provide, security to any Employee Benefit Plan which is subject to Title IV of ERISA or otherwise; (v) the current value of all "benefit liabilities" within the meaning of Section 4001(a)(16) of ERISA under each Employee Benefit Plan currently or formerly maintained by Seller or any member of the Seller Group which is subject to Title IV of ERISA or otherwise, does not exceed the current value of the assets of such plan allocable to such benefit liabilities; (vi) each Employee Benefit Plan currently or formerly maintained by Seller or any member of the Seller Group has been operated and administered in all material respects in accordance with all applicable laws; (vii) each Employee Benefit Plan currently or formerly maintained by Seller or any member of the Seller Group which is or was intended to be "qualified" within the meaning of Sections 401(a) and 501(a) of the Code has been determined by the IRS to be so qualified and, to the best knowledge of Seller, nothing has occurred since the date of the most recent determination letter that would adversely affect the qualified status of each such Employee Benefit Plan; (viii) there are no pending, threatened or anticipated claims (other than applications for benefits in the normal course) disputes or grievances involving any Employee Benefit Plan currently or formerly maintained by Seller or any member of the Seller Group; (ix) neither the Seller, the Seller Group, nor any member of the Seller Group incurred or expects to incur any withdrawal liability with respect to a multiemployer plan under Subtitle E of Title IV of ERISA; (x) no notice of a "reportable event" within the meaning of
Section 4043 of ERISA has been required to be filed with respect to any Employee Benefit Plan currently or formerly maintained by Seller or any member of the Seller Group; (xi) neither the Seller nor any member of the Seller Group is a party to, or participates in, or has any liability or contingent liability with respect to any multiemployer plan; (xii) neither the execution and delivery of this Purchase Agreement nor the consummation of the transactions contemplated hereby will accelerate benefits or any payments under any Employee Benefit Plan currently or formerly maintained by Seller or any member of the Seller Group;
(xiii) neither the Seller nor any member of the Seller Group has any commitment to create any additional Employee Benefit Plan, or to amend any Employee Benefit Plan currently maintained by Seller or any member of the Seller Group so as to increase benefits thereunder; and (xiv) neither the Seller nor any member of the Seller Group has any obligation, and has not made any representations, in connection with any medical, death or other welfare benefits for its employees after they retire or otherwise separate from service, except to the extent required under the group health plan continuation requirements of Section 601 of ERISA or under any applicable state law.

          (b) A true and correct copy of each of the Employee Benefit Plans listed in Section 3.8 of the Seller Disclosure Schedule (and all amendments thereto, whether currently effective or to become effective at a later date) and all contracts relating thereto, or to the funding thereof (including, without limitation, all trust agreements, insurance contracts, investment management agreements, subscription and participation agreements, administration and record keeping agreements) has been provided to Buyer. All Employee Benefit Plans currently or formerly maintained by Seller or any member of the Seller Group have at all times been maintained in all material respects in accordance with their terms. Except as disclosed in Section 3.8 of the Seller Disclosure Schedule, each Employee Benefit Plan currently maintained by Seller or any member of the Seller Group can be unilaterally terminated without penalty by Seller on no more than sixty (60) days' notice. In addition, Seller is not subject to any legal obligation to continue any Employee Benefit Plan currently maintained by Seller or any member of the Seller Group either before or after the Closing, and any such plan, in any manner and without consent of any employee or beneficiary, may be amended or terminated. In the case of any Employee Benefit Plan listed in Section 3.8 of the Seller Disclosure Schedule which is not in written form, an accurate description of such plan has been provided to Buyer. A true and correct copy of the most recent annual report, actuarial report, summary plan description, and IRS determination letter and/or ruling with respect to each Employee Benefit Plan listed in Section 3.8 of the Seller Disclosure Schedule, and a current schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradable) held with respect to any funded Employee Benefit Plan listed in
Section 3.8 of the Seller Disclosure Schedule has been provided to Buyer, and there have been no material changes in the financial condition in the respective Employee Benefit Plans (or other information provided hereunder) from that stated in such annual report, actuarial reports and schedule of assets.

          Section 3.10  Takeover Provisions Inapplicable.  No provisions of any
                        --------------------------------
takeover law of the State of Delaware, including any laws restricting or prohibiting business combinations or the exercise of voting rights, prohibits or restricts the consummation of this Purchase Agreement, any of the Transaction Agreements or the Stock Purchase Agreement.

          Section 3.11  Seller Action.  The holders of Seller's member interests
                        -------------
(the "Holders") have taken all necessary steps to render any takeover law
      -------
referred to in Section 3.10 inapplicable to the transactions contemplated by this Purchase Agreement, any of the Transaction Agreements, or the Stock Purchase Agreement. The transactions contemplated by this Purchase Agreement, the Transaction Agreements, and the Stock Purchase Agreement have been approved in accordance with Sections 2.2 and 2.3 of the Seller LLC Agreement.

          Section 3.12  No Brokers.  No broker, finder or investment banker is
                        ----------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Purchase Agreement, based upon arrangements made or actions taken by or on behalf of Seller.

          Section 3.13  Compliance with Applicable Laws.  Seller is in
                        -------------------------------
compliance with all applicable laws, regulations and ordinances, except where the failure to comply would not have a Seller Material Adverse Effect, and holds all required permits, licenses, variances, exemptions, orders and approvals of all Governmental Authorities. No investigation or review by any Governmental

Authority, with respect to Seller is pending, or, to the knowledge of Seller, threatened, nor has any Governmental Authority indicated an intention to conduct the same, other than those the outcome of which would not have a Seller Material Adverse Effect, and there are no circumstances known to Seller which give rise to an expectation by Seller of any such investigation or review. Except as set forth on Section 3.13 of the Seller Disclosure Schedule, there are no Governmental Authorizations necessary for Seller to conduct the Business as presently conducted, except for those the absence of which would not have a Seller Material Adverse Effect.

          Section 3.14  Liabilities.  Seller has no material liabilities or
                        -----------
obligations (absolute, accrued, contingent or otherwise) which are not disclosed or provided for in the most recent Seller Financial Statements, except for liabilities or obligations (absolute, accrued, contingent or otherwise) incurred since the date of the most recent Seller Financial Statements through June 30, 1996 in the ordinary course of business, or under or in connection with this Purchase Agreement, or under or in connection with the Asset Purchase Agreement dated as of April 19, 1996 by and between Suncom and Chambers, Inc. (including, without limitation, the $750,000 increase in Seller's bank facility entered into contemporaneously with the closing under such agreement).

          Section 3.15  Taxes.  Seller has filed all Tax returns required to be
                        -----
filed by it and has paid or has set up an adequate reserve for the payment of, all Taxes required to be paid in respect of the periods covered by such returns (except where the failure to pay would not have a Seller Material Adverse Effect). The information contained in such Tax returns is true, complete and accurate, except where a failure to be so would not have a Seller Material Adverse Effect. Seller is not delinquent in the payment of any Tax, assessment or governmental charge, except where such delinquency would not have a Seller Material Adverse Effect. No deficiencies for any Taxes have been proposed, asserted or assessed against Seller that have not been finally settled or paid in full, which would have a Seller Material Adverse Effect, and no requests for waivers of the time to assess any such Tax are pending.

          Section 3.16  Certain Agreements.
                        ------------------

          (a) Except as disclosed in Section 3.16(a) of the Seller Disclosure Schedule, Seller is not a party to any oral or written agreement, contract, indenture or other instrument relating to Indebtedness of Seller or involving consideration payable by or to be provided by Seller in an amount exceeding $25,000 per annum.

          (b) Except for (x) Customer cancellations in the ordinary course of business and (y) those Customer Contracts past due as described on Section 3.16 of the Seller Disclosure Schedule, neither Seller nor any other party to any material Contract, has given notice of termination, or is now in violation or breach thereof in any material respect; and except as set forth on said schedule, each Contract is in full force and effect and is the legal, valid and binding obligation of Seller and of the other party or parties thereto.

          (c) Section 3.16(c) of the Seller Disclosure Schedule also designates which Contracts require the consent of the other parties thereto for the assignment or transfer thereof to Buyer.

True and correct copies of all contracts identified on Section 3.16 of the Seller Disclosure Schedule have been delivered to Buyer. Seller has made available to Buyer true and complete copies of all contracts, agreements and understandings relating to those clients, the loss of any one of which or in the aggregate of which would constitute a Seller Material Adverse Effect.

          Section 3.17  Patents, Trademarks, Etc. Seller has the right to carry,
                        ------------------------
transmit, or otherwise furnish to Customers all works or programming heretofore carried, transmitted or furnished in connection with the operation of the Business. Seller owns or has the right to use all trademarks, tradenames, service marks, logos, software and other intellectual property owned or used by Seller in connection with the operation of the Business. All such trademarks, tradenames, service marks and logos are identified or described on Section 3.17 of the Seller Disclosure Schedule. Seller has not received within the last three years any notice of infringement of any patent, trademark, tradename, service mark or copyright or any written instrument which challenges or questions the right of Seller or the Business to carry, transmit or furnish any programming or works to Customers or to utilize any other intellectual property in connection with the operation of the Business. Seller has all patents, trademarks, trade names, service marks, trade secrets, copyrights and licenses and other proprietary intellectual property rights and licenses as are necessary in connection with the Business, the lack of which would have a Seller Material Adverse Effect, and Seller does not have any knowledge of any conflict with the rights of Seller therein or any knowledge of any conflict by it with the rights of others therein which, insofar as reasonably can be foreseen, could have a Seller Material Adverse Effect.

          Section 3.18  Title to Properties, Encumbrances.
                        ---------------------------------

          (a) Seller has sole, good and valid title to the Sale Assets owned by it free and clear of any and all liens, claims, charges, security interests and other similar encumbrances except (i) matters specified in Section 3.18 of the Seller Disclosure Schedule; (ii) materialmen's, mechanics', carriers', workmen's, warehousemen's, repairmen's or other like liens arising in the ordinary course of business, none of which has or can reasonably be expected to have a Seller Material Adverse Effect, and (iii) liens for current taxes, utilities and other governmental charges not yet due. Seller does not own any fee interests in real estate and accordingly, no fee interests in real property or leases therefor are included in the Sale Assets.

          (b) The Sale Assets constitute all of the assets, tangible and intangible, to which the Seller has any rights which are necessary to operate the Business as currently conducted by Seller. None of the Excluded Assets is necessary for the operation of the Business, except as specifically identified on Section 3.18 of the Seller Disclosure Schedule. Section 3.18 of the Seller Disclosure Schedule sets forth a description of each of Seller's leasehold interests in real property.

         Section 3.19  Equipment and Tangible Assets.
                       -----------------------------

         (a) All equipment and other tangible assets included in the Sale Assets have been maintained in all material respects in accordance with the past practices of Seller and consistent with generally accepted industry practices and are usable in the Business.

          (b) Section 3.19 of the Seller Disclosure Schedule contains a complete and accurate list of all material tangible personal property owned or used by Seller as of the date hereof in connection with the Business, and differentiating between owned and leased items. The Sale Assets constitute all of the material assets necessary to conduct the Business as presently conducted. Seller owns or has the right to use all of the Sale Assets.

          Section 3.20  Information Regarding the Business.
                        ----------------------------------

          (a) Section 3.20 of the Seller Disclosure Schedule sets forth a complete and accurate list of all geographic areas served by the Business. To Seller's knowledge, Muzak(R) has not authorized any other Person to provide any background or foreground music subscription service within any of the geographic areas described on Section 3.20 of the Seller Disclosure Schedule. Except for normal Customer cancellations in the ordinary course of business, as of the date hereof Seller has no knowledge that any Customer or supplier of the Business will cease to do business with Buyer after the Closing in substantially the same manner as such business was previously conducted with Seller solely as a result of the sale of the Sale Assets to Buyer.

          (b) Seller provides foreground and background subscription music services and conducts the Business by dbs or tape and by radio frequency, satellite or subcarrier agreement.

          Section 3.21  Accounts Receivable.  All of the accounts receivable
                        -------------------
that have been recorded on the balance sheets contained in the Seller Financial Statements are, and all accounts receivable recorded on Seller's books as of the Closing Date will be, bona fide and attributable to transactions in the
                          ---- ----
ordinary course of the Business. Section 3.21 of the Seller Disclosure Schedule sets forth all Seller's customers with locations outside the territory covered by the Franchises which locations also obtain Service from Seller, which list identifies each such outside location.

          Section 3.22  Relationships With Affiliates.  No Holder, officer,
                        -----------------------------
director, manager or affiliate of Seller owns or has owned an equity or any other financial or profit interest in any Person which (a) has business dealings or a financial interest in any transaction with Seller with respect to the Business other than (i) business dealings or transactions which are conducted in the ordinary course of business with Seller at prevailing market prices and on prevailing market terms and (ii) those which are set forth on Section 3.22 of the Seller Disclosure Schedule, or (b) is in competition with Seller with respect to any services of Seller in any community presently served by the Business. To Seller's knowledge, no Holder, officer, director, employee or affiliate of Seller has any claim against Seller with respect to the Business, other than (i) claims by employees occurring in the ordinary course of business and (ii) those set forth in Section 3.22 of the Seller Disclosure Schedule. Except as set forth on Section 3.22 of the Seller Disclosure Schedule, Seller has not, within the past twelve months, made any sale, transfer or conveyance of any kind of inventory or other assets (other than cash) related to the Business to any officer, director, Holder, employee or affiliates of Seller other than those for which Seller has received fair value.

          Section 3.23  Insurance.
                        ---------
          (a) Seller has not been refused any insurance with respect to the assets or operations of the Business, nor has any such coverage been limited, by any insurance carrier to which Seller has applied for any such insurance or with which Seller has carried insurance during the last five years.

          (b) All premiums with respect to the insurance policies currently in effect with respect to the assets or operations of the Business covering all periods up to and including the date of the Closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are valid, outstanding and enforceable policies and will not in any way be affected by, or terminated or lapse by reason of, the transactions contemplated by this Purchase Agreement.


                                  ARTICLE IV

                    CONDUCT OF BUSINESS PENDING THE CLOSING

          Section 4.1  Conduct of Business Pending the Closing.  Prior to the
                       ---------------------------------------
Closing, unless the other party shall otherwise agree in writing, each of the parties hereto shall (and Buyer shall cause each of its subsidiaries to):

          (i) Carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, and shall use its best efforts to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and on-going business shall be unimpaired at the Closing, except such impairment as would not have a Seller Material Adverse Effect or a Buyer Material Adverse Effect, as the case may be. Notwithstanding the foregoing, Seller may (y) sell certain accounts acquired from Chambers, Inc.

pursuant to the agreement described in Section 3.14 above which accounts are outside Seller's Franchise for the Phoenix, Arizona area and (z) enter into a distributorship agreement with Audio Environments Inc. permitting Seller to provide music subscription and related services in Arizona; provided, that Seller promptly provides Buyer with a copy of each such agreement. Each of the parties hereto shall (A) maintain insurance coverage and its books, accounts and records in the usual manner consistent with its prior practices; (B) comply in all material respects with all laws, ordinances and regulations of Governmental Entities applicable to such party; (C) maintain and keep its properties and equipment in good repair, working order and condition, ordinary wear and tear excepted; (D) perform in all material respects its obligations under all contracts and commitments to which it is a party or by which it is bound, in each case other than where the failure to so maintain, comply or perform, either individually or in the aggregate, would result in a Seller Material Adverse Effect or a Buyer Material Adverse Effect, as the case may be; and (E) take all actions and not suffer or permit any occurrence which would render any of the representations made by such party pursuant to this Purchase Agreement to be untrue in any material respect.

          (ii) Not and shall not propose to (A) in the case of Buyer, amend its Certificate of Incorporation or by-laws, and in the case of Seller, amend the Certificate of Formation or the Seller LLC Agreement (except that Seller may amend the Seller LLC Agreement in any respect which does not materially and adversely affect Seller's obligations under this Purchase Agreement, result in a Seller Material Adverse Effect or prevent or restrict the transfer of the Sale Assets), (B) split, combine or reclassify its outstanding capital stock or member interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock or member interests, or declare, set aside or pay any dividend or other distribution payable in cash, stock or property (except that Seller may make distributions for taxes), or (C) directly or indirectly redeem, purchase or otherwise acquire or agree to redeem, purchase or otherwise acquire any shares of capital stock or member interests;

          (iii) Not (A) issue, deliver or sell or agree to issue, deliver or sell any additional shares of, or rights of any kind to acquire any shares of, its capital stock or member interests of any class, any Indebtedness or any option, rights or warrants to acquire, or securities convertible into, shares of capital stock or member interests (except that Buyer may (1) issue 5,000 shares of Common Stock and options to purchase 5,000 shares of Common Stock to each of two managers, and (2) pay to each director $1,000 or issue to each director $1,000 worth of Common Stock for each meeting attended by such director since January 1, 1996); (B) acquire, lease, sell or dispose of or agree to acquire, lease, sell or dispose of any capital assets or any other assets other than in the ordinary course of business, (C) incur additional Indebtedness or encumber or grant a security interest in any asset or enter into any other material transaction other than in each case in the ordinary course of business; (D) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, in each case in this Clause (D) which are material, individually or in the aggregate, to such party; (E) merge or consolidate with or agree to merge or consolidate with any business or any corporation, partnership, association or other business organization; or (F) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

          (iv) Except as contemplated by the Employment Agreement between Buyer and A.J. Schell in the form of Exhibit C hereto (the "Employment Agreement")
                                                      --------------------
which shall be executed at Closing, not (A) adopt, enter into, terminate or materially amend any bonus, profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation, employment or other benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any of its directors, officers or current or former employees (except that Buyer may (1) issue 5,000 shares of Common Stock and options to purchase 5,000 shares of Common Stock to each of two managers, and (2) pay to each director $1,000 or issue to each director $1,000 worth of Common Stock for each meeting attended by such director since January 1, 1996),
(B) increase in any manner the compensation or fringe benefits of any director, officer or employee (except as contemplated hereby and except for normal increases in the ordinary course of business that are consistent with past practice and that, in the aggregate, do not result in a material increase in benefits or compensation expense to such party relative to the level in effect prior to such amendment), (C) pay any benefit not provided under any existing plan or arrangement or in accordance with past practices, (D) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan, including, without limitation, the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder (except that Buyer may (1) issue 5,000 shares of Common Stock and options to purchase 5,000 shares of Common Stock to each of two managers, and (2) pay to each director $1,000 or issue to each director $1,000 worth of Common Stock for each meeting attended by such director since January 1, 1996), (E) take any action to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan other than in the ordinary course of business consistent with past practice, or (F) adopt, enter into, amend or terminate any contract, agreement, commitment or arrangement to do any of the foregoing, except that (y) Seller's Management Agreement with SC Management (a true and correct copy of which has been previously provided to Buyer) may be terminated or amended contemporaneously with the Closing and (z) Seller may employ Sharon Kleinhandler as a Vice President at a salary rate of $100,000 per annum.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

          Section 5.1   Access and Information.
                        ----------------------

          (a) Each of the parties and their respective subsidiaries shall afford to the other and to the other's accountants, counsel and other representatives full access during normal business hours (and at such other times as the parties may mutually agree) throughout the period prior to the Closing to all of its properties, books, contracts, commitments, records and personnel and, during such period, each shall furnish promptly to the other such information concerning its business, properties and personnel as the other may reasonably request.

          (b) Each of the parties hereto shall, not later than December 31, 1996, deliver to the other party a schedule setting forth the policies of insurance presently in force for each respective party's business, including those covering public and product liability, personnel, properties, buildings, machinery, equipment, furniture, fixtures and operations, specifying with respect to each such policy, the name of the insurer, type of coverage, term of policy, limits of liability, claims history for the past five years and annual premium.

          (c) Each of the parties hereto shall, not later than December 31, 1996, deliver to the other party a schedule setting forth (A) the dollar amount of all accounts receivable, which are outstanding as of November 30, 1996 at 30, 60 and 90 days from the date of billing to which any outstanding invoice relates, and (B) such party's 10 largest recurring accounts during the twelve months ended November 30, 1996.

          Section 5.2  Securities Law Filings.  Each of the parties shall make
                       ----------------------
all necessary filings with respect to the consummation of the transactions contemplated by this Purchase Agreement, under the Securities Act and the Exchange Act and the rules and regulations thereunder, and under applicable Blue Sky or similar securities laws and shall use all reasonable efforts to obtain required approvals and clearances with respect thereto. So long as this Purchase Agreement is in effect, Buyer and Seller agree with each other to provide each other with drafts within a reasonable amount of time prior to filing for review and discussion thereof, of any filings with the Commission or any other Governmental Authority to be made by either of them at or prior to Closing with respect to the transactions contemplated by this Purchase Agreement.

          Section 5.3  Additional Agreements.
                       ---------------------

          (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Purchase Agreement, including using all reasonable efforts to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings with all applicable Governmental Entities and to lift any injunction or other legal bar to the consummation of the transactions contemplated by this Purchase Agreement (and, in such case, to proceed with the consummation of the transactions contemplated by this Purchase Agreement as expeditiously as possible). Notwithstanding the foregoing, there shall be no action required to be taken and no action will be taken in order to consummate and make effective the transactions contemplated by this Purchase Agreement if such action, either alone or together with another action, would result in a Seller Material Adverse Effect or a Buyer Material Adverse Effect.

          (b) In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Purchase Agreement, the proper officers and/or directors of Buyer and Seller shall take all such necessary action.

          Section 5.4  Dividend Prohibition.  From the date of this Purchase
                       --------------------
Agreement through the Closing: (i) Buyer shall not pay or declare any dividend or make any distribution with respect to the Common Stock, and (ii) except with respect to the payment of taxes, Seller shall not pay or declare any dividend or make any distribution with respect to its Units.

          Section 5.5  Investment Representation; Limitation on Transfer of
                       ----------------------------------------------------
Common Stock. Seller is acquiring the Common Stock for investment and for its
------------
own own account and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of the distribution or sale of the shares or any part thereof. Seller agrees that the Common Stock which it receives pursuant to Section 1.2 hereof may not be sold, transferred, offered for sale, hypothecated, pledged, or otherwise disposed of without registration under the Securities Act and applicable state securities laws, except pursuant to an exemption from such registration available under such law. Seller understands that the certificates representing the shares of Common Stock which it receives pursuant to Section 1.2 hereof shall bear appropriate restrictive legends and Buyer shall have the right to place a stop order against such shares. Seller agrees not to sell or transfer any shares of Common Stock beneficially owned by Seller which it receives pursuant to Section 1.2 hereof until the expiration of the Indemnity Period (as hereinafter defined) in respect of breaches of representation by Seller, it being understood and agreed, however that subject to the second sentence of this Section 5.5 Seller may pledge or hypothecate any or all of such shares.

          Section 5.6 Board Representation
                      --------------------

          (a) Contemporaneously with or prior to Closing, and as a condition precedent to Seller's obligations to consummate the transactions contemplated by this Purchase Agreement, the following shall have occurred:

          (i) (A) not less than four members of Buyer's board of directors shall have submitted their resignations, effective as of the Closing, and four people designated by Seller shall have been nominated and elected to fill the vacancies created by such resignations ("Seller's Designees") to hold such positions until
                               ------------------
the next annual meeting of Buyer's shareholders, and (B) A.J. Schell shall have submitted his resignation from all positions other than as director and Chairman of the Board;

          (ii) Buyer's board shall have adopted resolutions to the effect that, at the next meeting of Buyer's shareholders, to be held no later than June 30, 1997, the following matters (in addition to any other matters which the board may subsequently decide to submit to shareholder vote) are to be submitted for shareholder approval: (A) an amendment to Article IV, Section 1 of the by-laws to increase in the size of the board to nine directors, and (B) the election of directors including five nominees by Seller and four nominees by Buyer, or in the event that any one of them are unable to serve, such substitute designees chosen by a majority of such persons (the four nominees of Buyer are referred to herein as the "Continuing Directors"); and
               --------------------

          (iii) Each member of Buyer's board, immediately prior to the Closing shall have given Seller an irrevocable proxy in the form of Exhibit D annexed hereto to vote such member's shares of Common Stock for the matters and at the shareholder meeting described in Section 5.6(a)(ii) above.

          (b) Seller hereby agrees to vote all of its shares of Common Stock in favor of the matters described in (a) above, including the election of the Continuing Directors.

          Section 5.7  Post-Closing Board Action.  Immediately following the
                       -------------------------
Closing Buyer's board of directors shall (i) adopt new by-laws for Buyer in the form of Exhibit E annexed hereto, and (ii) appoint Mitchell Kleinhandler as President of Buyer and David Unger as Executive Vice President of Buyer.

          Section 5.8  No Solicitation.  Subject to the fiduciary duties of the
                       ---------------
Board of Directors of Buyer, neither the Buyer nor any of its subsidiaries shall, directly or indirectly, take (nor shall the Buyer authorize or permit its subsidiaries, officers, directors, employees, representatives, investment bankers, attorneys, accountants or other agents or affiliates, to take) any action to (i) encourage, solicit or initiate the submission of any Acquisition Proposal, (ii) enter into any agreement with respect to any Acquisition Proposal or (iii) participate in any way in discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal. "Acquisition
                                                               -----------
Proposal" shall mean any proposed (A) merger, consolidation or similar
--------
transaction involving Buyer, (B) sale, lease or other disposition directly or indirectly by merger, consolidation, share exchange or otherwise of assets of Buyer or its subsidiaries representing 10% or more of the consolidated assets of Buyer and its subsidiaries, (C) issue, sale, or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 10% or more of the voting power of Buyer or (D) transaction in which any person other than Seller shall acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange
Act), or the right to acquire beneficial ownership or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of 10% or more of the outstanding Common Stock.

          Section 5.9  Consents.  Seller shall use its reasonable efforts to
                       --------
obtain the Consents at its own cost and expense, at the earliest practicable date (and in any event prior to the Closing) and in form and substance reasonably satisfactory to counsel for Buyer and Seller. Seller agrees and acknowledges that Buyer shall not be required to accept any Consent referred to in clause (i) of the definition thereof for any instrument or instruments if the terms thereof contain any change to or modification of such instrument which would be materially adverse to Buyer. Notwithstanding the foregoing sentence or anything else contained in this Purchase Agreement, Seller shall not be required to undertake any measures which are not reasonable in order to obtain any such approvals or consents.

          Section 5.10  Transfer Taxes and Fees.  All transfer Taxes, sales and
                        -----------------------
use Taxes and transfer fees, if any, payable by reason of this transaction or the sale, transfer or delivery of the Business shall be paid and borne equally by Seller and Buyer.

          Section 5.11  Tax Matters.  Seller has filed, or will prepare and
                        -----------
timely file, all Tax returns or reports relating or attributable to the Business which are required to be filed for all periods prior to or including the Closing Date, and such returns or reports are (or to the extent filed between the date hereof and the Closing Date will be) correct and complete. No Tax liens shall attach to any of the assets in the Business because of a deficiency or delinquency in payment of Taxes by Seller or because of a failure to qualify in any jurisdiction in which the Business owns or leases property or conducts business. The parties agree that following the date of this Purchase Agreement, Seller shall pay a distribution to each of the Holders in an amount not greater than such Holder's estimated federal, state and local income tax liability (the "Member's Tax Liability") individually and, in aggregate, the "Members' Tax
 ----------------------                                        ------------
Liabilities") arising with respect to each such member's allocable share of the
-----------
Seller's taxable income from January 1, 1996 through the Closing Date.

          Section 5.12  Bulk Sales.  Seller shall indemnify and hold Purchaser
                        ----------
harmless from any and all claims by creditors of Seller against Buyer based on non-compliance with any applicable bulk sales laws and Buyer hereby waives compliance with any bulk sales laws.

                                  ARTICLE VI

                             CONDITIONS PRECEDENT

          Section 6.1  Conditions to Each Party's Obligation to Consummate This
                       --------------------------------------------------------
Purchase Agreement.  The respective obligations of each party to consummate the
------------------
transactions contemplated by this Purchase Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions:

          (a) that no preliminary or permanent injunction or other order by any federal or state court in the United States which prevents the consummation of this Purchase Agreement shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction lifted).

          (b) that consents be obtained from each of Midlantic Bank, National Association and Suntrust Bank, Central Florida, National Association, with respect to the transactions contemplated by this Purchase Agreement, or that credit agreements which replace either or both of such lenders on conditions reasonably satisfactory to both Buyer and Seller shall have been executed and delivered by the lenders party thereto.

          (c) that Midwest Mezzanine Fund, L.P. ("Midwest"), a subordinated
                                                  -------
lender to Seller, shall have consented to the transactions contemplated hereby and shall have entered into such documents with respect to the subordination of its debt with the lender(s) contemplated by Section 6.1(b) above on terms reasonably satisfactory to Midwest, such lenders, Buyer and Seller.

          Section 6.2  Conditions to Obligation of Seller to Consummate This
                       -----------------------------------------------------
Purchase Agreement.  The obligation of Seller to consummate the transactions
------------------
contemplated by this Purchase Agreement shall be subject to the fulfillment at or prior to the Closing of the additional following conditions, unless waived by
Seller:

          (a) Buyer shall have performed in all material respects its agreements contained in this Purchase Agreement required to be performed on or prior to the Closing and the representations and warranties of Buyer contained in this Purchase Agreement shall be true in all material respects when made and on and as of the Closing as if made on and as of such date, and Seller shall have received a certificate of the President or Chief Executive Officer or a Vice President of Buyer to that effect.

          (b) Subject to Section 1.5(b) with respect to Seller, all permits, consents, authorizations, approvals, registrations, qualifications, designations and declarations requisite to consummation of the transactions contemplated by this Purchase Agreement shall have been obtained.

          (c) There shall have occurred no Buyer Material Adverse Effect between the execution of this Purchase Agreement and the Closing.

          (d) Buyer shall have duly executed and delivered the Bill of Sale and all other instruments of conveyance, assignment or transfer necessary or appropriate to convey, assign and transfer any and all of Seller's right, title and interest in and to all Sale Assets free and clear of all liens, security interests and other encumbrances except as otherwise expressly permitted herein which are required to be executed and delivered by Buyer.

          (e) Buyer shall have duly executed and delivered the Assignment and Assumption Agreement and a similar agreement with respect to the New York Office Lease.

          (f) Buyer shall have delivered good standing certificates, dated within 30 days of the Closing Date, issued by the Secretary of States of each jurisdiction in which Buyer and each of its subsidiaries is incorporated or is qualified to do business as a foreign corporation, evidencing such entity's good standing, as of the date thereof in such States.

          (g) the Secretary of Buyer shall have executed and delivered a certificate attaching a copy of all corporate proceedings on its behalf relative to the authorization and approval of Buyer's execution, delivery and performance of this Purchase Agreement, each of the Transaction Agreements and any document or instrument to be executed, filed or delivered hereunder by or on behalf of Buyer.

          (h) Buyer shall have delivered an opinion addressed to Seller by Venable, Baetjer and Howard, LLP and Turnbull, Abner & Daniels, counsel to Buyer, dated the Closing Date, substantially in the form of Exhibits G and H hereto.

          (i) The closing of the transactions contemplated by the Stock Purchase Agreement shall have occurred.

          (j) that the Employment Agreement shall have been executed and delivered by the parties thereto, and that the Pledge Agreement attached to the Employment Agreement shall have been executed and delivered by A.J. Schell, and that the escrow agreement contemplated by the Employment Agreement shall have been executed and delivered by the escrow agent named therein and by A.J. Schell.

          (k) that an option agreement shall have been executed and delivered by Buyer substantially in the form of Exhibit F hereto (the "Option Agreement").
                                                          ----------------

          (l) that the actions described in Section 5.6(a) above shall have occurred.

          Section 6.3  Conditions to Obligations of Buyer to Consummate This
                       -----------------------------------------------------
Purchase Agreement.  The obligations of Buyer to consummate the transactions
------------------
contemplated by this Purchase Agreement shall be subject to the fulfillment at or prior to the Closing of the additional following conditions, unless waived by
Buyer:

          (a) Seller shall have performed in all material respects its agreements contained in this Purchase Agreement required to be performed on or prior to the Closing and the representations and warranties of Seller contained in this Purchase Agreement shall be true in all material respects when made and on and as of the Closing as if made on and as of such date except as contemplated or permitted by this Purchase Agreement, and Buyer shall have received a certificate of the President or Chief Executive Officer or a Vice President of Seller to that effect.

          (b) Subject to Section 1.5(b) with respect to Seller, all permits, consents, authorizations, approvals, registrations, qualifications, designations and declarations requisite to consummation of the transactions contemplated by this Purchase Agreement shall have been obtained.

          (c) There shall have occurred no Seller Material Adverse Effect between the execution of this Purchase Agreement and the Closing.

          (d) Seller shall have duly executed and delivered the Bill of Sale and all other instruments of conveyance, assignment or transfer necessary or appropriate to convey, assign and transfer any and all of Seller's right, title and interest in and to all Sale Assets free and clear of all liens, security interests and other encumbrances except as otherwise expressly permitted herein.

          (e) Seller shall have duly executed and delivered the Assignment and Assumption Agreement and Suncom Management L.L.C. shall have executed and delivered a similar agreement with respect to the New York Office Lease.

          (f) Seller shall have delivered good standing certificates, dated within 30 days of the Closing Date, issued by the Secretary of State of the States of Delaware, Arizona, North Carolina and South Carolina, evidencing Seller's good standing, as of the date thereof in such State.

          (g) the Managing Member of Seller shall have executed and delivered a certificate attaching a copy of all corporate proceedings on its behalf relative to the authorization and approval of Seller's execution, delivery and performance of this Purchase Agreement, each of the Transaction Agreements and any document or instrument to be executed, filed or delivered hereunder by or on behalf of Seller.

          (h) Seller shall have delivered an opinion addressed to Buyer by Baer Marks & Upham LLP, counsel to Seller, dated the Closing Date, substantially in the form of Exhibit I hereto.

          (i) that the Employment Agreement shall have been executed and delivered by A.J. Schell, and that the Pledge Agreement attached to the Employment Agreement shall have been executed and delivered by each of the parties thereto, and that the escrow agreement contemplated by the Employment Agreement shall have been executed and delivered by each of the parties thereto.

                                  ARTICLE VII

                 TERMINATION, INDEMNITY, AMENDMENT AND WAIVER

          Section 7.1  Termination.  This Purchase Agreement may be terminated
                       -----------
at any time prior to the Closing:

          (a) by mutual consent of the Board of Directors of Buyer and Seller;

          (b) by either Buyer or Seller if the Closing shall not have occurred on or before May 31, 1997 (provided the terminating party is not otherwise in material breach of its representations, warranties or obligations under this Purchase Agreement);

          (c) by Seller if any of the conditions specified in Sections 6.1 and
6.2 have not been met by Buyer or waived by Seller at such time as such condition is no longer capable of satisfaction, and Seller has given Buyer written notice of its intention to terminate pursuant to this Section 7.1(c) and Buyer has not met such condition ten business days after such notice; or

          (d) by Buyer if any of the conditions specified in Sections 6.1 and
6.3 have not been met by Seller or waived by Buyer at such time as such condition is no longer capable of satisfaction, and Buyer has given Seller written notice of its intention to terminate pursuant to this Section 7.1(d) and Seller has not met such condition ten business days after such notice; or

          (e) by Seller if Buyer or any subsidiary of Buyer shall have authorized, recommended, proposed or publicly announced an intention to authorize, recommend or propose, or entered into, an agreement with any person (other than Seller or any affiliate of Seller) to (A) effect a merger, consolidation or similar transaction involving Buyer or any of its material subsidiaries, (B) sell, lease or otherwise dispose of assets of Buyer or its subsidiaries representing 10% or more of the consolidated assets of Buyer and its subsidiaries or (C) issue, sell or otherwise dispose of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 10% or more of the voting power of Buyer or any of its subsidiaries; or

          (f) by Buyer (i) if its Board of Directors in the exercise of its fiduciary duties, accepts an Acquisition Proposal of the type specified in (A),
(B) or (C) of such term's definitions contained in Section 5.8, or (ii) upon the occurrence of an event specified in Section 5.8(D).

          Section 7.2  Effect of Termination.  If this Purchase Agreement shall
                       ---------------------
be terminated prior to the Closing in accordance with this Purchase Agreement, except as provided in Section 8.2, there shall be no liability on the part of any party to any other party as a result of such termination and all parties shall bear their own expenses in connection with this Purchase Agreement. Anything in this Purchase Agreement to the contrary notwithstanding, in the event of a willful breach of any of the terms of this Purchase Agreement, the non-breaching party shall have all rights available to it under law.

          Section 7.3  Buyer Indemnity.  From and after the Closing, Seller
                       ---------------
shall, on the terms and conditions set forth herein, indemnify Buyer against, and reimburse Buyer, its subsidiaries and their respective successors, assigns and affiliates (collectively, the "Buyer Indemnitees") for, any loss, expense,
                                   -----------------
liability or other damages, including reasonable costs of investigation, interest, penalties and attorneys' and accountants' fees in the prevention of or defense against such loss, expense, liability or damages and in the enforcement of this indemnity (collectively, "Damages") incurred by such Buyer Indemnitees
                                  -------
in connection with or arising from or attributable to (i) any breach or inaccuracy of any representation or warranty made by Seller in Article III of this Purchase Agreement, (ii) failures by Seller to perform or otherwise fulfill any undertaking or other agreement contemplated by this Purchase Agreement,
(iii) any liability arising out of or related to any Excluded Assets, or
(iv) Seller Net Liabilities in excess of $18,750,000, whether or not such Damages are the result of any third party claim; provided, however, that Seller
                                                 --------  -------
shall have no obligation to any Buyer Indemnitee under subsection (i), (ii) and
(iii) of this Section 7.3 until, and then only to the extent that, the aggregate Damages suffered by such Buyer Indemnitees individually or collectively exceed $50,000; provided, further, that such $50,000 deductible amount shall not apply
         --------  -------
to any Damages incurred by a Buyer Indemnitee with respect to the obligations of Seller (x) under subsection (iv) of this Section 7.3, or (y) with respect to the obligation of Seller to pay the Overage as described in the last sentence of
Section 1.2(c) hereof.

          Section 7.4  Seller Indemnity.  From and after the Closing, Buyer
                       ----------------
shall, on the terms and conditions set forth herein, indemnify Seller against, and reimburse Seller and its successors, assigns and affiliates (collectively, the "Seller Indemnitees") for, any Damages incurred by such Seller Indemnitees
     ------------------
in connection with or arising from or attributable to (i) any breach or inaccuracy of any representation or warranty made by Buyer in Article II of this

Purchase Agreement, or (ii) failures by Buyer to perform or otherwise fulfill any undertaking or other agreement contemplated by this Purchase Agreement, whether or not such Damages are the result of any third party claim; provided,
                                                                     --------
however, that Buyer shall have no obligation to any Seller Indemnitee under this
-------
Section 7.4 until, and then only to the extent that, the aggregate Damages suffered by such Seller Indemnitees individually or collectively exceed $50,000.

          Section 7.5  Notice.  As soon as is reasonably practicable after Buyer
                       ------
or Seller, as the case may be, becomes aware of any claim, event or circumstance that has or might give rise to an indemnification obligation on the part of the other party(s) under Section 7.3 or 7.4 hereof, Buyer or Seller, as the case may be, (the "Indemnified Party"), shall give written notice thereof (a "Claim
          -----------------                                          -----
Notice") to the party from which indemnification is sought (the "Indemnifying
------                                                           ------------
Party").  The Claim Notice shall describe the claim, event or circumstance in
-----
reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Damages that have been or may be suffered by the Indemnified Party. The failure of any Indemnified Party to promptly give any Indemnifying Party a Claim Notice shall not preclude such Indemnified Party from obtaining indemnification under this Article VII, except to the extent, and only to the extent, that such Indemnified Party's failure has actually prejudiced the Indemnifying Party's rights or increased its liabilities and obligations hereunder.

          Section 7.6  Indemnity Period; Limitation on Indemnity.  The
                       -----------------------------------------
representations and warranties of Seller and Buyer shall expire and be of no further force and effect as of, and the indemnification and reimbursement obligations of Buyer and Seller in respect of breaches of representations provided by this Article VII shall apply only to Claims Notices delivered by the date of publication of the annual audited financial statements of Buyer for its fiscal year ended December 31, 1997. The covenants contained in this Purchase Agreement shall survive pursuant to their terms (in either case, the "Indemnity
                                                                      ---------
Period").  In the event that the Closing occurs, Seller's obligation to
------
indemnify under Section 7.3 hereof shall be limited to an amount equal to $9,500,000. In the event that the Closing occurs, Buyer's obligation to indemnify under Section 7.4 hereof shall be limited to an amount equal to $8,400,000.

          Section 7.7  Waiver.  At any time prior to the Closing, the parties
                       ------
hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any documents delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

          Section 7.8  Exclusivity.  It is intended that the rights set forth in
                       -----------
this Article VII constitute the exclusive remedies of each of the parties hereto under this Purchase Agreement.

                                 ARTICLE VIII

                              GENERAL PROVISIONS

          Section 8.1  Notices.  All notices or other communications under this
                       -------
Purchase Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight delivery, cable, telegram, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                     If to Seller:

                     4059 Yancey Road
                     Charlotte, North Carolina  28217
                     Attention: David Unger and Mitchell Kleinhandler Telecopier No.: (704) 523-4893

                     With a copy to:

                     Baer, Marks & Upham LLP
                     805 Third Avenue
                     New York, New York 10022-7513
                     Attention: Anne E. Pitter, Esq.
                     Telecopier No.:  (212) 702-5810


                     If to Buyer:

                     1000 Legion Place
                     Suite 1515
                     Orlando, Florida  32801
                     Attention:  A. J. Schell
                     Telecopier No.:  (407) 649-8873

                     With a copy to:

                     Venable Baetjer and Howard, LLP
                     1800 Mercantile Bank & Trust Building
                     Two Hopkins Plaza
                     Baltimore, MD 21201
                     Attention:  Francis X. Gallagher, Jr., Esq.
                     Telecopier No.:  (410) 244-7742

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section 8.1.

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

          Section 8.2  Fees and Expenses.  Whether or not the transactions
                       -----------------
contemplated by this Purchase Agreement are consummated, all costs and expenses incurred in connection with this Purchase Agreement and the transactions contemplated by this Purchase Agreement shall be paid by the party incurring such expenses. In the event that Buyer has given notice of termination of this Purchase Agreement pursuant to the provisions of Section 7.1(f) hereof, Buyer shall pay to Seller an amount equal to $750,000.

          Section 8.3  Publicity.  So long as this Purchase Agreement is in
                       ---------
effect, Buyer and Seller agree to consult with each other in issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Purchase Agreement, and none of them shall issue any press release or make any public statement prior to such consultation, except as may be required by law. The commencement of litigation relating to this Purchase Agreement or the transactions contemplated hereby or any proceedings in connection therewith shall not be deemed a violation of this
Section 8.3. The parties hereby ratify the provisions of the Confidentiality Agreement dated as of July 9, 1996 between Buyer and Seller, which shall remain in full force and effect.

          Section 8.4  Specific Performance.  The parties hereto agree that
                       --------------------
irreparable damage would occur in the event that any of the provisions of this Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Purchase Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          Section 8.5  Interpretation.  The headings contained in this Purchase
                       --------------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Purchase Agreement.

          Section 8.6  Miscellaneous.  This Purchase Agreement (including the
                       -------------
documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and shall be binding upon and inure to the benefit of each party hereto, and their respective successors and assigns, and nothing in this Purchase Agreement, express or implied, is intended to confer on any person other than the parties hereto and their respective successors and assigns (and, to the extent provided in Sections 7.3 and 7.4, the other Buyer Indemnitees and Seller Indemnitees) any rights, remedies, obligations or liabilities under or by reason of this Purchase Agreement; (ii) shall not be assigned by operation of law or otherwise, and such attempted assignments shall be void; provided, that Buyer may assign its rights hereunder to a wholly-owned subsidiary of Buyer; provided, further, that in the event of such assignment Buyer shall remain

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

liable and responsible for all duties and obligations of Buyer created by the Purchase Agreement; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law).

          Section 8.7  Waiver; Amendments.  Any failure of Seller to comply with
                       ------------------
any of its obligations or agreements herein contained may be waived only in writing by Buyer. Any failure of Buyer to comply with any of its obligations or agreements herein contained may be waived only in writing by Seller. Unless otherwise specified in such waiver, any waiver hereunder shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right hereunder, nor shall any single or partial exercise of such right preclude any other or further exercise thereof or the exercise of any right hereunder. This Purchase Agreement may be amended or modified only by written agreement of the parties hereto.

          Section 8.8  Waiver of Jury Trial.  The parties hereby waive trial by
                       --------------------
jury in any judicial proceeding to which they are both parties involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Purchase Agreement.

          Section 8.9  Counterparts.  This Purchase Agreement may be executed in
                       ------------
two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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


          IN WITNESS WHEREOF, Buyer, and Seller have caused this Purchase Agreement to be signed by their respective officers thereunder duly authorized, as of the date first written above.

                         AUDIO COMMUNICATIONS NETWORK, INC.



                         ------------------------------------
                         By:
                         Title:


                         SUNCOM COMMUNICATIONS L.L.C.



                         -----------------------------------
                         By:   David Unger
                         Title:

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